                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:                [_]Confidential, For Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]Preliminary Proxy Statement

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                       MORGAN STANLEY DEAN WITTER & CO.
    -------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

    -------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  ----------------------------------------------------------------------------

  (2) Aggregate number of securities to which transactions applies:
  ----------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  ----------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
  ----------------------------------------------------------------------------

  (5) Total fee paid:
  ----------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials:

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of its filing.

  (1) Amount previously paid:
  ----------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement no.:
  ----------------------------------------------------------------------------

  (3) Filing Party:
  ----------------------------------------------------------------------------

  (4) Date Filed:
  ----------------------------------------------------------------------------

                        MORGAN STANLEY DEAN WITTER & CO.
                                 1585 Broadway
                            New York, New York 10036

                                                              February [ ], 2000

Dear Stockholder:

   You are cordially invited to attend the 2000 Annual Meeting of Stockholders of Morgan Stanley Dean Witter & Co. The meeting will be held on Thursday, April 6, 2000 at 9:00 a.m., local time, at the offices of Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. We hope that you will be able to attend.

   Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of the Company's 1999 Annual Report.

   Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting. After reading the enclosed Proxy Statement, kindly complete, sign, date and promptly return the proxy in the enclosed self-addressed envelope. No postage is required if it is mailed in the United States. Alternatively, you may wish to submit your proxy by touch-tone phone or the Internet as indicated on the proxy. Submitting the proxy will not preclude you from voting in person at the meeting should you later decide to do so.

   Your cooperation in promptly submitting your proxy is greatly appreciated.

Very truly yours,

/s/ Philip J. Purcell                     /s/ John J. Mack


Philip J. Purcell                         John J. Mack
Chairman and Chief Executive Officer      President and Chief Operating
                                          Officer

                        MORGAN STANLEY DEAN WITTER & CO.
                                 1585 Broadway
                            New York, New York 10036

                               ----------------

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                                                              February [ ], 2000

   The 2000 Annual Meeting of Stockholders of Morgan Stanley Dean Witter & Co. (the "Company") will be held at the offices of Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, on Thursday, April 6, 2000 at 9:00 a.m., local time, for the following purposes:

     1. To elect to the Board of Directors for a three-year term one class of directors, consisting of four (4) directors;

     2. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the 2000 fiscal year;

     3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase from 1,750,000,000 to 3,500,000,000 the total number of shares of Common Stock, par value $.01 per share, which the Company will have the authority to issue;

     4. To consider two (2) stockholder proposals, if properly presented by the respective stockholder proponents or their qualified representatives; and

     5. To transact such other business as may properly come before the meeting.

   The record date for the determination of the stockholders entitled to vote at the Annual Meeting, or any adjournments or postponements thereof, was the close of business on February 8, 2000. Additional information regarding the matters to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

                                          By Order of the Board of Directors,

                                          /S/ DONALD G. KEMPF, JR.

                                          Donald G. Kempf, Jr.
                                          Executive Vice President,
                                          Chief Legal Officer and Secretary

              PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE
                     ENCLOSED ENVELOPE OR SUBMIT YOUR PROXY
                           BY PHONE OR THE INTERNET.

                       MORGAN STANLEY DEAN WITTER & CO.
                                 1585 Broadway
                           New York, New York 10036

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                 April 6, 2000

                               ----------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Morgan Stanley Dean Witter & Co., a Delaware corporation (the "Company"), to be used at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") on Thursday, April 6, 2000 at 9:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to stockholders is February
[ ], 2000.

   Holders of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), as of the close of business on February 8, 2000, will be
entitled to vote at the Annual Meeting. On that date, there were     shares of
Common Stock outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

   A proxy in the accompanying form that is properly executed, duly returned and not subsequently revoked will be voted in accordance with instructions on it. If you do not give instructions with respect to the matters to be acted on, proxies will be voted as follows: FOR the election of the nominees for directors named below, FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the 2000 fiscal year, FOR the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the authorized shares of Common Stock, AGAINST each of the stockholder proposals described herein and otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the meeting.

   A stockholder executing a proxy (other than a proxy granted pursuant to the Voting Agreements referred to below) may revoke it at any time before it is exercised by giving written notice to the Executive Vice President, Chief Legal Officer and Secretary of the Company, by subsequently filing another proxy or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting will not revoke your proxy.

   Participants in the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) (the "START") may, on or before April 3, 2000, instruct the trustee of the START as to the voting of Common Stock in their accounts in the START (the "START Common Stock"). If timely voting instructions are not received, the trustee of the START will, subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), vote all shares for which timely instructions have not been received in direct proportion to the voting of shares for which timely instructions are received. In addition, participants in the Morgan Stanley Dean Witter & Co. and Subsidiaries Employee Stock Ownership Plan (the "ESOP") may, on or before April 3, 2000, instruct the trustee of the ESOP as to the voting of Common Stock allocated to their ESOP accounts. The ESOP trustee will, subject to the requirements of ERISA, vote the shares of Common Stock held by the ESOP (the "ESOP Common Stock") that are not allocated to participant accounts in the same proportion as the allocated shares of ESOP Common Stock for which voting instructions are
received. On February 8, 2000, there were     outstanding shares of START
Common Stock and     outstanding shares of ESOP Common Stock.

   The presence, in person or by proxy, of a majority in voting power of the shares of Common Stock outstanding on February 8, 2000 shall constitute a quorum for the transaction of business at the Annual Meeting. The election of directors requires a plurality of the votes cast. The amendment to the Company's Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock. The affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote thereon is required to approve each of the appointment of Deloitte & Touche LLP and the stockholder proposals.

   Abstentions may be specified on all proposals except the election of directors. Abstentions will be counted as present for purposes of the item on which the abstention is noted and, thus, have the effect of a vote against the proposal. With regard to the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld will be excluded entirely from the vote and will have no effect. Under the rules of the National Association of Securities Dealers, Inc. (the "NASD"), member brokers generally may not vote shares held by them in street name for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member. Under the rules of the New York Stock Exchange, Inc. ("NYSE"), member brokers who hold shares in street name for customers have the authority to vote on certain items in the event that they have not received instructions from beneficial owners. NYSE member brokers (other than the Company's wholly-owned subsidiaries, Morgan Stanley & Co. Incorporated ("MS&Co.") and Dean Witter Reynolds Inc. ("DWR")) who do not receive instructions are entitled to vote on the proposals presented in this Proxy Statement, other than the stockholder proposals. Under NYSE rules, stockholder proposals are "non-discretionary" items, which means that NYSE member brokers, including MS&Co. and DWR, who have not received instructions from the beneficial owners, do not have discretion to vote on these items, and such broker "non-votes" will not be counted in determining the outcome of the vote on the stockholder proposals. With respect to discretionary items, under NYSE policy, if MS&Co. and DWR do not receive instructions regarding shares held by them in street name for customers, each is entitled to vote such shares only in the same proportion as the shares represented by votes cast by all record holders with respect to each such proposal. Morgan Stanley Dean Witter Online Inc. ("MSDW Online"), a wholly-owned subsidiary of the Company, is not a member of the NYSE or any other national securities exchange. Accordingly, shares held by MSDW Online in street name for its customers will only be voted if its customers vote their shares. Under applicable Delaware law, a broker non-vote will have the same effect as a vote against the proposed amendment to the Amended and Restated Certificate of Incorporation and will have no effect on the outcome of the vote on the election of directors, the appointment of Deloitte & Touche LLP or the stockholder proposals.

   The Company will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of the Company by telephone or other means of communication and by Georgeson Shareholder Communications Inc. ("Georgeson"). Directors, officers and employees will receive no additional compensation for such solicitation, and Georgeson will receive a fee of $19,000 for its services. The Company will reimburse brokers, including MS&Co., DWR and MSDW Online, and other nominees for costs incurred by them in mailing proxy materials to beneficial holders in accordance with applicable rules.

   On May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley Group") merged with and into Dean Witter, Discover & Co. ("Dean Witter Discover") in a merger of equals (the "Merger"). At that time, Dean Witter Discover changed its corporate name to Morgan Stanley, Dean Witter, Discover & Co. After receiving stockholder approval at its 1998 annual meeting, the Company changed its corporate name to Morgan Stanley Dean Witter & Co. References to the Company include Dean Witter Discover prior to the Merger.

   Prior to the Merger, Dean Witter Discover's fiscal year ended on December 31 and Morgan Stanley Group's fiscal year ended on November 30. After the Merger, the Company adopted the fiscal year-end of November 30. As used herein, "Fiscal 1999" refers to the twelve-month period from December 1, 1998 to November 30, 1999; "Fiscal 1998" refers to the twelve-month period from December 1, 1997 to November 30, 1998; and "Fiscal 1997" refers to the twelve-month period from December 1, 1996 to November 30, 1997.

   All information herein regarding the Common Stock has been adjusted to reflect the Company's stock splits, including the most recent two-for-one stock split effective on January 26, 2000.

The Voting Agreements

   Certain stockholders hold their shares of Common Stock subject to agreements relating to, among other things, the voting of such shares. Such agreements include a Stockholders' Agreement dated as of February 14, 1986, as amended (the "Stockholders' Agreement"), among Morgan Stanley Group and those persons who were stockholders (the "Recapitalization Signatories") of Morgan Stanley Group at that time (all of whom were Managing Directors or Principals of MS&Co. at such time), certain agreements (the "MAS Agreements") between Morgan Stanley Group and certain former general partners of Miller Anderson & Sherrerd, LLP, and certain agreements (the "VK Agreements") between Morgan Stanley Group and certain senior officers of Van Kampen Investments Inc. Such agreements also include various voting agreements (such agreements, together with the Stockholders' Agreement, the MAS Agreements and the VK Agreements, the "Voting Agreements") entered into by Morgan Stanley Group and the Company with certain employees and/or a trustee for a trust that holds shares of Common Stock on behalf of such employees (together with the Recapitalization Signatories, the "Signatories") in connection with certain grants to such employees of stock awards, stock unit awards and/or option awards under the 1995 Equity Incentive Compensation Plan (the "1995 EICP") and the 1988 Equity Incentive Compensation Plan (the "1988 EICP") and options and performance units under other plans. Pursuant to the Merger, the Company succeeded to all of the rights and obligations of Morgan Stanley Group under the Voting Agreements. Shares of ESOP Common Stock and START Common Stock are not subject to any of the Voting Agreements.

   The Voting Agreements, which will cease to have further effect on May 31, 2022, provide that before any vote of the stockholders of the Company occurs, a preliminary vote (the "Preliminary Vote") will be taken at which each Signatory who is an employee of the Company on the date of the Preliminary Vote may vote all of his or her shares of Common Stock subject to the Voting Agreements in such manner as such Signatory may determine in his or her sole discretion. A Signatory who is an employee may also direct the trustee of the trust referred to below how to vote in the Preliminary Vote the shares of Common Stock that are held in the trust and that correspond to stock units awarded to the Signatory under the 1988 EICP or the 1995 EICP. At the Annual Meeting, and at any other meeting of the stockholders called to vote with respect to any corporate action, the shares of Common Stock of any Signatory who participated in the Preliminary Vote will be voted in accordance with the vote of the majority of the shares of Common Stock voted in the Preliminary Vote, and a Signatory who was an employee of the Company at the time of the Preliminary Vote but who did not participate in the Preliminary Vote must, if such Signatory desires to vote the Signatory's shares of Common Stock that are subject to the Voting Agreements, vote such shares in accordance with the vote of the majority of the shares of Common Stock voted in the Preliminary Vote. In addition, a trustee for a trust that holds shares of Common Stock corresponding to stock units awarded under the 1988 EICP and the 1995 EICP (including any such stock units awarded to former employees who do not participate in the Preliminary Vote) must vote the shares of Common Stock that are in the trust in accordance with the vote of the majority of the shares of Common Stock voted in the Preliminary Vote. Signatories who are no longer employed by the Company on the date of the Preliminary Vote are not required to vote their shares of Common Stock in accordance with the vote of the majority of the shares of Common Stock voted in the Preliminary Vote. At
February 8, 2000,     shares of Common Stock (constituting approximately    %
of the votes that are entitled to be cast at the Annual Meeting) were subject to voting restrictions contained in the Voting Agreements. A Preliminary Vote with respect to the proposals presented in this Proxy Statement will be taken on or about March 17, 2000.

                         ITEM 1--ELECTION OF DIRECTORS

Introduction

   The Board of Directors is divided into three classes. At each annual meeting of stockholders, the Company's stockholders elect a class of directors for a term expiring at the third succeeding annual meeting of stockholders after its election, to succeed that class of directors whose term then expires. Each director holds office until his or her successor has been duly elected and qualified, or the director's earlier resignation, death or removal. Currently, the Board of Directors consists of thirteen (13) members. However, Daniel B. Burke and Allen E. Murray, who are currently directors and members of the class of directors whose term expires at the Annual Meeting, have informed the Company that, consistent with the retirement provisions of the Board's corporate governance policy, they will not stand for reelection at the 2000 Annual Meeting. The Board of Directors has reduced the size of the Board from thirteen (13) to eleven (11) and the size of the class of directors whose term expires at the Annual Meeting from six (6) to four (4), effective as of the election of directors at the Annual Meeting.

   Based on the recommendation of its Nominating and Directors Committee, the Board of Directors proposes the election as directors of the four (4) persons named below under "Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2003" to hold office for a term ending at the annual meeting of stockholders to be held in 2003. The Company has inquired of each nominee and has ascertained that each will serve if elected. The remaining seven (7) directors named below will continue in office. While the Board of Directors does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons designated by the Board of Directors.

   All nominees are current directors of the Company. Set forth below is a brief description of the background of the nominees for election as directors and directors continuing in office.

Nominees for Election to the Board of Directors for a Three-Year Term Expiring in 2003

Philip J. Purcell

   Mr. Purcell, age 56, has been Chairman of the Board and Chief Executive Officer since May 1997 and served as Chairman of the Board and Chief Executive Officer of Dean Witter Discover from 1986 to May 1997. Mr. Purcell is a director or trustee of approximately 95 registered investment companies for which Morgan Stanley Dean Witter Advisors Inc., a wholly-owned subsidiary of the Company, serves as investment manager or investment adviser. Mr. Purcell is also a director of AMR Corporation.

John J. Mack

   Mr. Mack, age 55, has been President, Chief Operating Officer and a director since May 1997 and served as President of Morgan Stanley Group from June 1993 to May 1997. From March 1992 until the Merger, he served as Chairman of the Operating Committee of Morgan Stanley Group, which was responsible for management of that corporation. Mr. Mack served as a director and a Managing Director of Morgan Stanley Group from December 1987 to May 1997.

C. Robert Kidder

   Mr. Kidder, age 55, has been a director since May 1997 and served as a director of Dean Witter Discover from July 1993 to May 1997. Mr. Kidder has served since January 1995 as Chairman of the Board and Chief Executive Officer of Borden, Inc., a consumer and specialty products company. Mr. Kidder is also a director of Electronic Data Systems Corporation.

Michael A. Miles

   Mr. Miles, age 60, has been a director since May 1997 and served as a director of Dean Witter Discover from February 1993 to May 1994 and from January 1995 to May 1997. Mr. Miles has served since January 1995 as a special limited partner in Forstmann Little & Co., a private investment firm with interests in electronics, aerospace, publishing and other industries. He is also a director of Sears, Roebuck and Co., The Allstate Corporation, Time Warner Inc., The Interpublic Group of Companies, Inc. and Dell Computer Corporation.

   The Board of Directors recommends a vote FOR the election of all four (4) nominees to the Board of Directors.

Directors Continuing in Office -- Term Expiring in 2001

Robert P. Bauman

   Mr. Bauman, age 68, has been a director since May 1997 and served as a director of Morgan Stanley Group from April 1996 to May 1997. Mr. Bauman is the former Chief Executive Officer of Smithkline Beecham plc, a leading healthcare company, having served in such capacity from 1989 to May 1994. Mr. Bauman served as the non-executive Chairman of BTR plc., a manufacturing and engineering business with global operations, from May 1998 until February 1999 and served as its Deputy Chairman and non-executive director from October 1997 until May 1998. He served as the non-executive Chairman of British Aerospace PLC from May 1994 until May 1998. Mr. Bauman is a director of CIGNA Corporation and Union Pacific Corporation and a non-executive director of BTR plc., Reuters Holdings PLC and Invensys plc.

Edward A. Brennan

   Mr. Brennan, age 66, has been a director since May 1997 and served as a director of Dean Witter Discover from February 1993 to May 1997. Mr. Brennan is the former Chairman of the Board, President and Chief Executive Officer of Sears, Roebuck and Co., a leading retailer of apparel, home and automotive products and a leading provider of credit among retailers, having served in such capacities for more than five years until his retirement in August 1995. Mr. Brennan is also a director of AMR Corporation, Minnesota Mining and Manufacturing Company, The Allstate Corporation, Unicom Corporation, Dean Foods Company and The SABRE Group Holdings, Inc.

Diana D. Brooks

   Mrs. Brooks, age 49, has been a director since December 1997. Mrs. Brooks has served since April 1994 as the President and Chief Executive Officer of Sotheby's Holdings, Inc., the parent company of the world-renowned auction house with global operations. She has been a director of Sotheby's Holdings, Inc. since 1992.

Clarence B. Rogers, Jr.

   Mr. Rogers, age 70, has been a director since May 1997 and served as a director of Dean Witter Discover from February 1993 to May 1997. Mr. Rogers served as Chief Executive Officer of Equifax Inc., a provider of information-based administrative services, from October 1992 until December 1995 and served from October 1992 until April 1999 as its Chairman of the Board. He is also a director of Briggs & Stratton Corporation, Oxford Industries, Inc., Lanier Worldwide, Inc. and ChoicePoint Inc.

Directors Continuing in Office -- Term Expiring in 2002

Charles F. Knight

   Mr. Knight, age 64, has been a director since January 1999. Mr. Knight has served as the Chief Executive Officer of Emerson Electric Co., a manufacturer of electronics and electrical products, since 1973 and its Chairman since 1974. Mr. Knight also served as President of that corporation from 1995 until March 1997 and as a director since December 1972. Mr. Knight is also a director of Anheuser-Busch Companies, Inc., International Business Machines Corporation, SBC Communications, Inc. and BP Amoco p.l.c.

Miles L. Marsh

   Mr. Marsh, age 52, has been a director since May 1997 and served as a director of Dean Witter Discover from December 1996 to May 1997. Mr. Marsh has served as Chairman and Chief Executive Officer of Fort James Corporation, a manufacturer and marketer of consumer paper products, since August 1997, when it was created upon the merger of Fort Howard Corporation and James River Corporation of Virginia. From January 1996 until August 1997, he served as Chairman of James River and was James River's President and Chief Executive Officer from October 1995 until August 1997. From March 1991 to February 1995, Mr. Marsh served as Chairman and Chief Executive Officer of Pet Food Inc., a leading prepared foods company. Mr. Marsh is also a director of GATX Corporation and Whirlpool Corporation.

Laura D'Andrea Tyson

   Dr. Tyson, age 52, has been a director since May 1997 and served as a director of Morgan Stanley Group from April 1997 to May 1997. Dr. Tyson has been the Dean of the Walter A. Haas School of Business at the University of California, Berkeley since July 1998. She previously held the Class of 1939 Chair in Economics and Business Administration at the University from January 1997 until July 1998. Dr. Tyson served in President Clinton's first Administration from January 1993 through March 1995 as the 16th Chair of the White House Council of Economic Advisors, and from April 1995 through December 1996 as Chair of the President's National Economic Council and the President's National Economic Advisor. She is also a director of Eastman Kodak Company, Fox Entertainment Group, Inc., SBC Communications, Inc. and Human Genome Sciences, Inc.

Board of Directors Meetings and Committees

   The Board of Directors held six (6) meetings during Fiscal 1999. The Company has standing Audit, Compensation and Nominating and Directors Committees.

   The Audit Committee, among other things, confers with the Company's independent auditors and internal auditors concerning their respective audits and reviews the accounting principles employed in financial reporting. Messrs. Brennan (Chair), Kidder and Murray and Dr. Tyson are the members of the Audit Committee. During Fiscal 1999, the Audit Committee held four (4) meetings.

   The Compensation Committee, among other things, determines the compensation policies applicable to the senior officers of the Company and of its subsidiaries and establishes the total compensation for each senior officer in light of these policies. The Compensation Committee also addresses questions of interpretation, administration and application of the Company's or any subsidiary's employee benefit plans. The members of the Compensation Committee are Messrs. Burke (Chair), Brennan, Knight, Murray and Rogers. During Fiscal 1999, the Compensation Committee held four (4) meetings.

   The Nominating and Directors Committee, among other things, evaluates and recommends candidates for election to the Company's Board of Directors and assesses the Board of Directors' performance not less frequently than every three (3) years, recommends director compensation and benefits philosophy, and periodically reviews the Company's corporate governance profile. Messrs. Miles (Chair), Bauman and Marsh and Mrs. Brooks are the members of the Nominating and Directors Committee. The Nominating and Directors Committee held one (1) meeting during Fiscal 1999. The Company's current Bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at an annual meeting of stockholders. A copy of such provisions is available upon request to the Company's Secretary, 1585 Broadway, New York, New York 10036.

   During Fiscal 1999, each of the current directors attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the Committees on which he or she served (during the period that he or she served), except for Mr. Bauman who attended 71.4% of such meetings.

Director Compensation

   Directors who are not employees of the Company or a Company affiliate ("Non-Employee Directors") receive annual cash retainers and meeting fees as follows:

       Board Member.................................................... $35,000
       Committee Chair.................................................   7,500
       Committee Member................................................   5,000
       Attendance at Board or Committee Meeting........................   1,000

   Non-Employee Directors also participate in the Company's Directors' Equity Capital Accumulation Plan ("DECAP"). Under DECAP, Non-Employee Directors receive formula-based awards of stock options covering 8,000 shares of Common Stock and a grant of 1,200 shares of Common Stock upon initially joining the Board of Directors and after each annual meeting of stockholders after which they continue to serve. DECAP further provides that each Non-Employee Director may elect to receive all or a portion of his or her annual cash retainers and meeting fees, on a current or deferred basis, in shares of Common Stock at a fair market value equal to the cash retainers or fees that would otherwise have been paid and may elect to defer receipt of formula-based Common Stock grants. Each Non-Employee Director also may elect under DECAP to receive options to purchase Common Stock in lieu of that director's annual $35,000 retainer. If a Non-Employee Director makes this election, the number of shares of Common Stock subject to each such option will be equal to the number of whole shares of Common Stock obtained by multiplying three (3) by the quotient obtained by dividing $35,000 by the fair market value of a share of Common Stock on the award date. Non-Employee Directors are not eligible to receive retirement benefits from the Company.

   The Company matches certain charitable gifts to educational institutions made by Non-Employee Directors up to a maximum of $2,000 per year. During Fiscal 1999, the Company matched charitable gifts in the amount of $2,000 on behalf of each of Messrs. Rogers and Kidder.

   Directors who are also employees of the Company or an affiliate receive no compensation for serving as a director of the Company.

                                STOCK OWNERSHIP

Stock Ownership of Management

   The following table sets forth, as of January 12, 2000, the beneficial ownership of the Company's capital stock by current directors, nominees for director, the Chief Executive Officer, each of the four other named executive officers, and all directors and executive officers of the Company as a group. Share amounts have been adjusted to reflect the Company's two-for-one stock split effective January 26, 2000.

                                                        Amount of Common Stock
                                                             Beneficially
Name of Beneficial Owner                                      Owned(/1/)
------------------------                                ----------------------
Philip J. Purcell(/2/)(/3/)(/4/)(/5/)..................        5,891,244
John J. Mack(/2/)(/3/)(/5/)............................        7,559,100
Peter F. Karches(/2/)(/3/)(/5/)........................        4,439,710
Vikram S. Pandit(/2/)(/3/)(/5/)........................        2,121,246
Joseph R. Perella(/2/)(/3/)(/5/).......................        1,748,925
Robert P. Bauman(/6/)..................................           34,638
Edward A. Brennan(/6/).................................          279,026
Diana D. Brooks(/6/)...................................           29,000
Daniel B. Burke(/6/)...................................           43,456
C. Robert Kidder(/6/)..................................           65,766
Charles F. Knight(/6/).................................           18,012
Miles L. Marsh(/6/)....................................           40,400
Michael A. Miles(/6/)..................................           79,354
Allen E. Murray(/6/)...................................           53,030
Clarence B. Rogers, Jr.(/6/)...........................           78,938
Laura D'Andrea Tyson(/6/)..............................           32,452
All executive officers and directors as a group (26
 persons)(/2/)(/3/)(/7/)...............................       36,598,731

--------
(1) Each officer and director beneficially owns less than 1% of the shares outstanding based on 1,139,379,666 shares of Common Stock, except that all officers and directors as a group beneficially own approximately 3.21% of the Common Stock.
(2) Except as otherwise disclosed below, the voting of the shares of Common Stock beneficially owned by the executive officers is subject to the Voting Agreements. See "INTRODUCTION--The Voting Agreements."
(3) Includes 368,316, 1,651,626, 1,915,906, 1,073,064, 846,490 and 9,313,090
    shares of Common Stock underlying stock units awarded to Messrs. Purcell, Mack, Karches, Pandit and Perella and all current directors and executive officers as a group, respectively, as part of compensation. Except for 295,348 shares of Common Stock underlying the stock unit awards granted to all current directors and executive officers as a group, all the shares of Common Stock underlying such stock unit awards are subject to the Voting Agreements and are held in trust to be voted in accordance with the results of the Preliminary Vote.
(4) Includes 2,235,994 shares of Common Stock that are not subject to the Voting Agreements. Also includes 45,364 shares of Common Stock owned by Mr. Purcell's spouse and 12,778 shares held in custodial accounts on behalf of Mr. Purcell's children for which he is custodian, which are not subject to the Voting Agreements, as to which Mr. Purcell disclaims beneficial ownership.
(5) Includes 3,228,792, 1,406,818, 1,416,688, 1,032,110 and 811,940 shares of
    Common Stock subject to options that are exercisable within 60 days after January 12, 2000 held by Messrs. Purcell, Mack, Karches, Pandit and Perella, respectively. 2,670,032 shares subject to such options held by Mr. Purcell will not be subject to the Voting Agreements.
(6) Includes the following shares of Common Stock subject to options that are exercisable within 60 days after January 12, 2000: (i) 60,566 shares held by each of Messrs. Brennan, Kidder, Miles and Rogers; (ii) 32,000 shares held by Mr. Marsh; (iii) 28,566 shares held by each of Messrs. Bauman and Burke and Dr. Tyson; (iv) 24,000 shares held by each of Mr. Murray and Mrs. Brooks; and (v) 16,000 shares held by Mr. Knight.
(7) Includes 4,173,977 shares of Common Stock that are not subject to the Voting Agreements. Includes 14,454,186 shares of Common Stock subject to options that are exercisable within 60 days after January 12, 2000, of which 6,692,016 shares will not be subject to the Voting Agreements.

Principal Stockholders

   The following table sets forth certain information regarding each person or group of persons known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Share amounts have been adjusted to reflect the Company's two-for-one stock split effective January 26, 2000.

                                          Shares of Common Stock
                                            Beneficially Owned
          Name of Persons or              ----------------------------------------
           Identity of Group                 Number                     Percent
          -------------------             -------------                -----------
     Signatories to Voting
      Agreements(/1/)....................   180,865,011(/2/)(/3/)(/4/)   15.14%
     Alliance Capital Management Holding
      LP(/5/)............................              (/6/)                  %

--------
(1) The voting of the shares of Common Stock subject to the Voting Agreements is subject to the voting restrictions contained therein. The information provided relates to the voting power of such securities. The Signatories to the Voting Agreements do not share dispositive power. See "INTRODUCTION--The Voting Agreements." Information regarding Signatories to the Voting Agreements is as of January 12, 2000.
(2) Includes 55,070,553 shares of Common Stock subject to options that are exercisable within 60 days after January 12, 2000. Of these shares, 9,546,666 will not be subject to the Voting Agreements.
(3) Includes 77,515,666 shares of Common Stock underlying stock unit awards granted pursuant to equity-based employee compensation plans that will be voted in accordance with the results of the Preliminary Vote.
(4) Includes 11,249,981 shares of Common Stock, including shares underlying stock unit awards granted pursuant to equity-based employee compensation plans and ESOP Common Stock and START Common Stock, that are not subject to the Voting Agreements.
(5) Alliance Capital Management Holding LP's principal office is located at 1345 Avenue of the Americas, 41st Floor, New York, NY 10105-0302.
(6) Information regarding Alliance Capital Management Holding LP is based on the Schedule 13G Information Statement filed with the SEC on February ,
    2000, reflecting shareholdings as of     , 1999.

                      COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

   The following table summarizes the compensation paid by the Company and its subsidiaries to the Chief Executive Officer and the Company's four other most highly compensated executive officers who were serving as executive officers at November 30, 1999 (the "named executive officers") for services rendered in all capacities to the Company and its subsidiaries for Fiscal 1999, Fiscal 1998 and Fiscal 1997. Amounts reported for Mr. Mack for Fiscal 1997 include compensation received from Morgan Stanley Group prior to the Merger. Both shares awarded and per share prices in the Table and the footnotes have been adjusted to reflect the Company's two-for-one stock split effective January 26, 2000.

                          Summary Compensation Table

                                                                                    Long-Term
                                            Annual Compensation                   Compensation
                                 -----------------------------------------    --------------------------
                                                                              Restricted      Securities
                                                              Other Annual      Stock         Underlying
Name and                  Fiscal                              Compensation     Award(s)        Options/        All Other
Principal Position         Year  Salary($)(/1/) Bonus($)(/1/)     ($)            ($)           SARs (#)       Compensation
------------------        ------ -------------- ------------- ------------    ----------      ----------      ------------
Philip J. Purcell          1999     $775,000     $12,112,500        --        $8,184,303(/2/)   277,172(/3/)    $25,500(/4/)
Chairman of the Board
and                        1998      775,000       8,112,500        --         4,435,319(/5/)   299,290(/3/)     23,100(/4/)
Chief Executive Officer                                                                       1,267,724(/6/)
                                                                                              ---------
                                                                                              1,567,014
                           1997      775,000       9,698,750    799,996(/7/)   3,135,577(/8/)   252,252(/3/)      3,731(/10/)
                                                                                                660,000(/9/)
                                                                                              1,327,750(/6/)
                                                                                              ---------
                                                                                              2,240,002

John J. Mack               1999     $775,000     $12,112,500        --        $8,184,303(/2/)   277,172(/3/)    $25,500(/4/)
President and Chief                                                                             153,868(/6/)
Operating Officer          1998      775,000       8,112,500        --         4,435,319(/5/)   299,290(/3/)     23,100(/4/)
                           1997      775,000       9,698,750        --         3,135,577(/8/)   252,252(/3/)     25,500(/4/)


Peter F. Karches*          1999     $450,000     $11,775,000        --        $7,935,694(/2/)   268,754(/3/)    $25,500(/4/)
President and COO
Institutional Securities
Group

Vikram S. Pandit*          1999     $300,000     $ 8,350,000        --        $5,413,195(/2/)   183,326(/3/)    $25,500(/4/)
Worldwide Head of Equity
Division

Joseph R. Perella*         1999     $300,000     $ 8,350,000        --        $5,413,195(/2/)   183,326(/3/)    $25,500(/4/)
Worldwide Head of
Investment Banking

--------
 * Messrs. Karches, Pandit, and Perella became executive officers of the Company in 1999.
 (1) Includes amounts contributed to various deferred compensation plans of the Company.
 (2) The market value of the Common Stock underlying restricted stock units (which generally convert into shares of Common Stock) ("RSUs") at the date of grant, without taking into account any diminution in value attributable to the restrictions on such RSUs. Awards of RSUs were granted under the 1995 EICP on December 9, 1999 for performance in Fiscal 1999; the closing price per share of the Common Stock on that date as reported on the New York Stock Exchange Composite Transaction Tape (the "NYSE Composite Tape") was $66.4375 per share.
     The aggregate number of RSUs awarded on December 9, 1999 to each of the named executive officers is as follows: Mr. Purcell--123,188; Mr. Mack-- 123,188; Mr. Karches--119,446; Mr. Pandit--81,478 and Mr. Perella--
     81,478. Seventy-five percent of the RSUs vested on January 2, 2000; the remaining 25% vest on January 2, 2005. Dividend equivalents are paid on the RSUs at the same rate that dividends are paid on shares of Common Stock. The RSUs are neither distributed in the form of shares of Common Stock nor transferable for five years after the grant date and are subject to forfeiture in certain circumstances. The RSUs provide that in the event a "change in ownership" of the Company occurs or the recipient terminates employment with the Company as a result of a "full career retirement," long-term disability or death, all such RSUs will vest and generally convert into shares of Common Stock. In the event of a "change in control," these RSUs will vest.
     The aggregate number of RSUs (including RSUs awarded on December 9, 1999, TDEPP Units (awards of restricted stock units made under the Company's Tax Deferred Equity Participation Plan), and RSUs awarded prior to the years reported) owned by each of the named executive officers and the market value ascribed thereto as of November 30, 1999 are as follows: Mr. Purcell--478,326 ($28,849,011); Mr. Mack--1,651,626 ($99,613,693); Mr.
     Karches--1,915,906 ($115,553,081); Mr. Pandit--1,073,064 ($64,719,173)
     and Mr. Perella--846,490 ($51,053,928). The value ascribed to RSUs has been reported based on the value of the Common Stock at fiscal year-end, in accordance with rules promulgated by the Securities and Exchange Commission (the "SEC"). The value ascribed to RSUs awarded for Fiscal 1999 by the Compensation Committee differs from the amounts reported herein. See also the Report of the Compensation Committee on Executive Compensation beginning on page 15.
 (3) Awards under the 1995 EICP of stock options for services performed in the fiscal year shown. In the event of a "change in ownership" of the Company or the recipient's termination of employment with the Company as a result of a "full career retirement," long-term disability or death, these options generally provide that any unvested portion of an award will vest and become exercisable and that shares of Common Stock acquired upon exercise of such options will no longer be subject to restrictions on transfer. In the event of a "change in control," these options generally provide that any unvested portion of an award will vest and become exercisable. Restoration Option Rights ("RORs") were granted with respect to such options. An ROR entitles the grantee in respect of an underlying option (an "Underlying Option"), upon exercise of such Underlying Option at a time when the grantee is an employee of the Company and upon tendering shares of Common Stock to the Company in satisfaction of the exercise price of such Underlying Option, to the automatic grant of an additional option (a "Restoration Option") to acquire the number of shares of Common Stock equal to the number of shares of Common Stock tendered to pay the exercise price of the Underlying Option, and tendered or withheld to pay taxes owed as a result of such exercise, at a per share price generally equal to the closing price of a share of Common Stock as reported on the NYSE Composite Tape on the exercise date of such Underlying Option.
 (4) Contributions made to the Deferred Profit Sharing Plan ("DPSP") and the ESOP. For amounts reported for Fiscal 1999 and Fiscal 1997, the Company contributed 50.2% of such amount to the DPSP and 49.8% to the ESOP. For amounts reported for Fiscal 1998, the Company contributed 45% of such amount to the DPSP and 55% to the ESOP.
 (5) The market value of the Common Stock underlying RSUs at the date of grant, without taking into account any diminution in value attributable to the restrictions on such RSUs. Awards of RSUs were granted under the 1995 EICP on December 11, 1998 for performance in Fiscal 1998; the closing price per share of the Common Stock on that date as reported on the NYSE Composite Tape was $33.3438 per share.
     The aggregate number of RSUs awarded on December 11, 1998 to each of Messrs. Purcell and Mack was 133,018. The RSUs granted for Fiscal 1998 service have substantially the same terms as the RSUs granted for Fiscal 1999 service, except that the RSUs granted for Fiscal 1998 service vest ratably over a three-year period which began on January 2, 1999.
 (6) Restoration Options granted upon exercise of RORs.
 (7) Payments received upon the exercise of options pursuant to tax benefit rights granted in connection with such options. The tax benefit rights entitled the optionee to an amount equal to the amount of compensation realized upon the exercise of the option multiplied by the then applicable federal corporate income tax rate.
 (8) The market value of the Common Stock underlying RSUs at the date of grant, without taking into account any diminution in value attributable to the restrictions on such RSUs. Awards of RSUs were granted under the 1995 EICP on December 12, 1997 for performance in Fiscal 1997; the closing price per share of the Common Stock on that date as reported on the NYSE Composite Tape was $27.9688 per share.
     The aggregate number of RSUs awarded on December 12, 1997 to each of each of Messrs. Purcell and Mack was 112,110. The RSUs granted for Fiscal 1997 service have substantially the same terms as the RSUs granted for Fiscal 1999 service, except that seventy-five percent of the RSUs granted for Fiscal 1997 service vest ratably over a three-year period which began on January 2, 1999 and the remaining 25% vest in five equal annual installments which began on January 2, 1999.
 (9) Awards of stock options made before the Merger by Dean Witter Discover during Fiscal 1997, consistent with historic Dean Witter Discover compensation practices. These options provide that, in the event of a "change in control" of the Company, any unvested portion of the award will immediately vest and become exercisable. The Merger did not constitute a "change in control" for purposes of these options. RORs were granted with respect to such options.
(10) The Company's matching contribution under the START.

   Compensation to employees who are not executive officers of the Company may exceed compensation paid to the named executive officers.

 Stock Options

   The table below provides information concerning stock options granted to the named executive officers during Fiscal 1999 (giving effect to awards of stock options on December 9, 1999 for services performed in Fiscal 1999). The number of securities underlying the options and the exercise price of each option have been adjusted to reflect the Company's two-for-one stock split effective January 26, 2000.

                     Option Grants in the Last Fiscal Year

                           Number of Securities     Percent of
                            Underlying Options     Total Options
                                Granted(#)          Granted to                       Grant Date
                         -------------------------   Employees   Exercise             Present
                                      Restoration    in Fiscal    Price   Expiration   Value
   Name                  Options(/1/) Options(/2/)     Year       ($/Sh)     Date     ($)(/3/)
   ----                  ------------ ------------ ------------- -------- ---------- ----------
 Philip J. Purcell...... 277,172                       1.20      60.1384   1/2/2010  5,556,250
 John J. Mack........... 277,172                       1.20      60.1384   1/2/2010  5,556,250
                                         61,816        0.27      42.7800   1/2/2008    872,261
                                         92,052        0.40      42.7800   1/2/2009  1,358,949
 Peter F. Karches....... 268,754                       1.16      60.1384   1/2/2010  5,387,500
 Vikram S. Pandit....... 183,326                       0.79      60.1384   1/2/2010  3,675,000
 Joseph R. Perella...... 183,326                       0.79      60.1384   1/2/2010  3,675,000

--------
(1) Awards under the 1995 EICP for services performed in Fiscal 1999. The Compensation Committee approved the grant on December 9, 1999 with an exercise price, determined pursuant to its authority under the 1995 EICP, equal to the average of the closing prices of a share of Common Stock, as reported on the NYSE Composite Tape, for the last seven trading days of Fiscal 1999. Seventy-five percent of these stock options vested and became exercisable on January 2, 2000. The remaining 25% vest and become exercisable on January 2, 2005. These options are not transferable and are subject to forfeiture under certain circumstances. Shares of Common Stock acquired upon the exercise of such options generally may not be transferred or sold prior to January 2, 2005, except to the extent required to cover the exercise price and tax liability arising upon exercise. The stock options generally provide that any unvested portion of the award will vest and become exercisable under certain circumstances, such as a "change in control" or "change in ownership" of the Company or the recipient's termination of employment with the Company as a result of a "full career retirement," long-term disability or death. In the case of a "change in ownership," "full career retirement," long-term disability or death, shares of Common Stock acquired upon exercise of such options will generally no longer be subject to restrictions on transfer. RORs were granted with respect to these options.
(2) Restoration Options received upon the exercise of RORs. Each such option is vested upon grant and has the same expiration date and transferability provisions as its Underlying Option. All of the Restoration Options listed were granted on January 15, 1999, the date of exercise of the Underlying Options.
(3) Options described in Footnote (1) were valued by the Compensation Committee by dividing the option exercise price by 3. This value, multiplied by the number of options set forth under the caption "Options," equals the grant date present value. The 3-to-1 ratio is based on the Company's historical practices and is competitive with the compensation practices of the Company's major competitors. These options may also be valued using various option pricing models such as the Black-Scholes option pricing model. The values obtained using such models depend upon the assumptions used. For example, employing a modified Black-Scholes option pricing model, the values could range from a value of $17.48 per option (assuming the option life was five years and exercise at the end of five years) to a value of $24.48 per option (assuming the option life was equal to the term of the option and exercise at the end of the option term). Each of the foregoing values assumes: (i) the stock price volatility was calculated based on the daily price volatility of the Common Stock for the eight-year period prior to the grant date; (ii) the risk-free rate of return was the average continuous yield, calculated over the seven trading days before the grant date, of a zero coupon U.S. Treasury STRIPS having a remaining term equal to the assumed term of the subject option; and (iii) the Company's estimated annualized dividend yield on the grant date was constant over the life of the option. In addition, for each of these valuations, a discount of 25% was applied to reflect the transfer restrictions on the underlying Common Stock, and for the period prior to the Merger, the volatility was determined based on an index of the common stock of Dean Witter Discover and Morgan Stanley Group, which, consistent with the ratio at which shares of Morgan Stanley Group were exchanged for Dean Witter Discover common stock in connection with the Merger, included 1.65 shares of Dean Witter Discover common stock for every share of Morgan Stanley Group common stock. Options described in Footnote (2) are valued using the modified Black-Scholes option pricing model, employing the assumptions and discount utilized in reaching the valuation of $24.48 per share.
    All of the above-described values are hypothetical and there is no assurance that any such values will be realized. The actual amount, if any, realized upon the exercise of an option will depend upon the market price of the Common Stock relative to the exercise price of the option at the time it is exercised.

Option/SAR Exercises and Fiscal Year-End Holdings

   The following table provides information concerning stock option and stock appreciation right ("SAR") exercises in Fiscal 1999 and unexercised stock options and SARs held by each named executive officer as of November 30, 1999 (giving effect to awards of stock options on December 9, 1999 for services performed in Fiscal 1999). The number of shares acquired or with respect to which SARs were exercised during Fiscal 1999 and the number of securities underlying unexercised options and SARs at fiscal year-end have been adjusted to reflect the Company's two-for-one stock split effective January 26, 2000.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                     and Fiscal Year-End Option/SAR Values

                                                                   Number of Securities
                                                                  Underlying Unexercised          Value of Unexercised
                                                                     Options/SARs at          In-the-Money Options/SARs at
                                                                      FY-End(#)(/3/)                 FY-End($)(/4/)
                           Shares Acquired        Value       ------------------------------ ------------------------------
  Name                   on Exercise(#)(/1/) Realized($)(/2/) Exercisable(/5/) Unexercisable Exercisable(/5/) Unexercisable
  ----                   ------------------- ---------------- ---------------- ------------- ---------------- -------------
Philip J. Purcell.......       435,442          11,395,983       3,158,792        489,954      101,777,781     15,121,134
John J. Mack............       175,436           1,778,161       1,286,964        756,986       44,520,773     28,535,967
Peter F. Karches........             0                   0       1,296,836        685,664       44,956,960     26,216,469
Vikram S. Pandit........             0                   0         932,234        489,300       33,427,833     18,638,941
Joseph R. Perella.......             0                   0         752,016        539,932       21,688,727     20,277,780

--------
(1) Reflects the number of shares underlying options and SARs exercised in Fiscal 1999 by the named executive officers. The actual number of shares received from options and SARs exercised in Fiscal 1999 by each named executive officer who exercised options or SARs during Fiscal 1999 (net of shares surrendered to cover the exercise price and tax liability) was: Mr. Purcell--117,728 and Mr. Mack--21,568.
(2) The difference between the market price on the exercise date and the option exercise price or SAR base price.
(3) The sale or disposition of shares of Common Stock underlying certain of the options and SARs is restricted.
(4) The value of unexercised, in-the-money options and SARs is based upon the difference between the exercise prices of all such options, or base prices of all such SARs, and $60.1384, the fair market value, as determined by the Compensation Committee, of a share of Common Stock at the end of Fiscal 1999, which is equal to the average of the closing prices of a share of Common Stock, as reported on the NYSE Composite Tape, for the last seven trading days of Fiscal 1999. The actual amount, if any, realized upon exercise of an option or SAR will depend upon the market price of the Common Stock relative to the exercise price of the option or base price of the SAR at the time it is exercised. There is no assurance that these values will be realized.
(5) Includes options and SARs awarded for service during Fiscal 1999, Fiscal 1998, Fiscal 1997 and the 1994 fiscal year that vested and became exercisable on January 2, 2000.

Pension Plans

   The named executive officers are covered under various pension plans, principally because of the Company's corporate history. The following paragraphs discuss estimated annual benefits payable upon retirement to each of the named executive officers.

   Mr. Purcell. The following table indicates the estimated annual benefits payable upon retirement as a single-life annuity to Mr. Purcell for the specified compensation and years of service classifications under the Company's retirement plans in which he participates, assuming that Mr. Purcell remains in service with the Company until his retirement at age 65. Mr. Purcell participates in retirement plans which are defined benefit pension plans intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and in plans which are nonqualified, unfunded defined benefit pension plans that provide benefits to certain key executives of the Company.

                              Pension Plan Table

                                        Years of Service
   Final Average    -------------------------------------------------------------
   Compensation        15          20           25           30           35
   -------------    --------   ----------   ----------   ----------   ----------
    $  500,000      $ 89,399   $  123,755   $  156,801   $  196,443   $  227,785
       750,000       135,639      187,769      237,890      297,999      345,499
     1,000,000       181,879      251,784      318,978      399,555      463,214
     1,500,000       274,360      379,813      481,156      602,667      698,643
     2,000,000       366,840      507,842      643,333      805,779      934,071
     2,500,000       459,320      635,871      805,510    1,008,891    1,169,500
     3,000,000       551,800      763,900      967,687    1,212,003    1,404,929
     3,500,000       644,281      891,928    1,129,864    1,415,114    1,640,358
     4,000,000       736,761    1,019,957    1,292,041    1,618,226    1,875,787

   "Compensation" or "earnings" under the plans generally refers to total annual cash compensation for services rendered to the Company and its subsidiaries and affiliates, including pre-tax salary deferrals, but excluding certain specified items such as incentive and long-term executive compensation plan awards, the value of stock awards, and employer contributions to profit-sharing plans. Current covered compensation for Mr. Purcell under the terms of the principal nonqualified retirement plan in which he participates was limited for 1999 to $3,200,000. As of November 30, 1999, Mr. Purcell's credited service (rounded to the nearest whole year) under the plans was 22 years. The amounts shown in the table are prior to reduction on account of benefits payable under retirement plans of Sears, Roebuck and Co. The offset of Social Security benefits on plan benefits varies among the plans in which Mr. Purcell participates and is reflected in the estimated amounts in the table above.

   Messrs. Mack, Karches, Perella and Pandit. Messrs. Mack, Karches, Perella and Pandit are participants in retirement plans which are defined benefits plans intended to qualify under Section 401(a) of the Code and plans which are nonqualified, unfunded plans for certain key executives.

   Assuming that the participants in the chart below are eligible for all of the retirement plans, the following table illustrates the total estimated annual normal retirement pension benefits payable as a single-life annuity under the retirement plans upon normal retirement at age 65 to participants for the specified remuneration and years of credited service classifications set forth below. The chart below does not include benefits payable from any plan of an unrelated employer.

                              Pension Plan Table

   Annual Pension Benefit Based on Years of Credited Service at Age 65.

                                          Years of Service
   Final Average   --------------------------------------------------------------
   Compensation       5        10       15       20       25       30       35
   -------------   -------- -------- -------- -------- -------- -------- --------
    $  200,000     $ 40,000 $ 60,000 $ 80,000 $100,000 $100,000 $110,000 $120,000
       300,000       60,000   90,000  120,000  140,000  140,000  140,000  153,450
       400,000       80,000  120,000  140,000  140,000  147,107  176,529  205,950
       500,000      100,000  140,000  140,000  147,686  184,607  221,529  258,450
       600,000      120,000  140,000  140,000  177,686  222,107  266,529  310,950
       700,000      140,000  140,000  155,764  207,686  259,607  311,529  363,450
       800,000      140,000  140,000  178,264  237,686  297,107  356,529  415,950
       900,000      140,000  140,000  200,764  267,686  334,607  401,529  468,450
     1,000,000      140,000  148,843  223,264  297,686  372,107  446,529  520,950

   The compensation of Messrs. Mack, Karches, Perella and Pandit for purposes of determining benefits under the plans during Fiscal 1999 is the amount reported as base salary in the Summary Compensation Table. As of November 30, 1999, the credited years of service (rounded to the nearest whole year) under the plans for Messrs. Mack, Karches, Perella and Pandit are 27, 24, 6 and 17 years, respectively.

   Set forth below is the report of the Compensation Committee of the Board of Directors regarding executive compensation for Fiscal 1999.

Report of the Compensation Committee on Executive Compensation

   Compensation Governance. The Compensation Committee consists of the five non-employee directors listed below. We are responsible to the Company's Board of Directors and to stockholders for establishing and administering compensation programs for the Company's senior officers ("Senior Officers"), including Messrs. Purcell, Mack, Karches, Pandit and Perella, the Company's five most highly paid executive officers (the "Senior Executives"), for Fiscal 1999. We are also responsible for all awards under the Company's equity-based employee compensation plans.

   Compensation Policies. Our fundamental policy is to link total compensation for Senior Officers closely with the achievement of annual and long-term performance goals. We design our policies to:

  . Base compensation on Company, business unit and individual performance;

  . Motivate Senior Officers and employees to achieve strategic business objectives;

  . Provide total compensation comparable to that of the Company's competitors, thereby enabling the Company to attract, recruit and retain Senior Officers critical to the Company's long-term success; and

  . Include a significant equity component in total compensation, thereby aligning the long-term interests of Senior Officers with those of stockholders.

   We primarily employ quantitative factors, but we also utilize qualitative factors, when determining total compensation for Senior Officers and when awarding equity-based compensation to employees. Quantitative factors include, among others, absolute levels of, and year-to-year changes in, return on equity ("ROE"), net revenues, net income, profit before taxes, earnings per share, book value per share, market share and several key business drivers. Qualitative factors include achievement of pre-established performance goals, client satisfaction and others. We utilize ROE as a key measure of corporate performance. We also review the ratios of compensation to net revenues and compensation to pre-compensation profit before taxes. We review survey data regarding peer companies (including data from the Financial Service Companies, as defined below), for purposes of monitoring Senior Officers' compensation levels in relation to performance. We receive competitive information from internally generated studies. We also utilize the services of independent consultants who review management's data and provide us with independent analyses and viewpoints. While we consider all these factors, we generally do not assign specific weighting to the factors but determine total compensation based upon a more subjective process, focusing on Company and business unit financial performance on an absolute and competitive basis as well as individual performance.

   Our policy is to maximize the tax deductibility of compensation payments to Senior Executives under Section 162(m) of the Code and the regulations thereunder ("Section 162(m)"). Our stockholders have approved our incentive plans designed and administered to qualify compensation awarded thereunder as "performance-based" for that purpose. We may, however, authorize payments to Senior Executives that may not be fully deductible if we believe such payments are in our stockholders' interests.

   Compensation Program. Our Senior Officers receive total compensation, excluding employee benefits, composed of base salary and incentive compensation consisting of cash bonus and equity-based components (such as restricted stock units and stock options). Together, the base salary and incentive compensation constitute a Senior Officer's "Total Reward." In general, the greater the Total Reward, the greater the percentage of the total that is in the form of non-cash, equity-based compensation.

   1. Base Salaries. Base salaries are a relatively small portion of overall compensation for Senior Officers. We consider individual experience, responsibilities and tenure when determining base salaries. Base salaries are generally in the range of median base salaries paid by the Financial Service Companies to employees having duties and responsibilities comparable to those of Senior Officers.

   2. Incentive Compensation. Our Senior Officers' total compensation is heavily weighted toward performance-based, incentive compensation. Senior Officers are eligible for annual incentive compensation, which varies by Company, business unit and individual performance. We believe this links Senior Officer compensation with Company, business unit and individual performance, and is consistent with our compensation policies discussed above. Generally, in addition to the portion of annual incentive compensation paid in cash, a significant portion is paid in equity-based compensation, the value of which cannot be realized immediately and depends upon the future market value of the Company's stock. We believe that equity-based compensation provides a continuing incentive to Senior Officers to foster the Company's success long after the compensation is awarded.

   For Senior Executives, we award incentive compensation through the application of performance criteria adopted in accordance with the requirements of Section 162(m). The performance criteria include a formula that links compensation of the Senior Executives to the Company's ROE versus the Company's cost of equity capital and annual growth in book value per share.

   Compensation for Fiscal 1999. In determining compensation for Senior Officers for Fiscal 1999, we reviewed the Company's achievements and financial performance for Fiscal 1999, as well as individual and business unit performance. We also compared the Company's and its business units' financial performance to the financial performance of the Financial Service Companies (and subdivisions thereof) and certain other competitors. In addition, we considered the compensation levels of executives of the Financial Service Companies and other competitors when we determined Total Rewards for Senior Officers. These factors were not, however, the sole factors we considered and we did not attempt to set Total Rewards in a range established by a comparison of the financial performance of, or compensation levels of, the Financial Service Companies or the other competitors operating in the same or similar businesses as the Company. For purposes of this Report, the term "Financial Service Companies" refers collectively to the following companies (or subdivisions thereof) in the financial services industry: A.G. Edwards, Inc.; American Express Company; American International Group, Inc.; Bank One Corporation; The Bear Stearns Companies Inc.; Capital One Financial Corporation; The Charles Schwab Corporation; Citigroup Inc.; Credit Suisse First Boston, Inc.; Deutsche Bank A.G.; Donaldson, Lufkin & Jenrette, Inc.; Eaton Vance Corp.; Franklin Resources, Inc.; The Goldman Sachs Group, Inc.; J.P. Morgan & Co. Incorporated; Legg Mason, Inc.; Lehman Brothers Holdings Inc.; MBNA Corporation; Merrill Lynch & Co., Inc.; The John Nuveen Company; Paine Webber Group Inc.; T. Rowe Price Associates, Inc.; UBS AG; and United Asset Management Corporation.

   We believe the Company performed very well in Fiscal 1999 in a generally favorable global securities market and a highly competitive credit services market.

   The Company achieved record earnings in Fiscal 1999 for the third consecutive year since the Merger due to strong results in all of its core businesses. The Company's business and revenue diversification and its global presence were reflected in its earnings, both on an absolute basis and relative to its key competitors.

   The Company continued to leverage the benefits of the Merger to grow its core businesses and enhance its competitive positions. The combined strength of the Company's origination and distribution capabilities has driven significant market share gains in key aspects of the securities business since the Merger. The Company maintained or improved its market share in several key areas in 1999 over 1998, including a top one or two ranking in worldwide equity underwritings, global IPO underwritings and global M&A. The Company continued to expand its global franchise, particularly in Europe where it achieved substantial growth and market share gains in its institutional securities businesses. The Private Client Group improved its market share of domestic retail revenues and financial advisors ("FAs") by a record amount and maintained a number two rank in number of FAs. The worldwide securities business continued to benefit from strong equity research with coverage of over 2,000 companies and a number two ranking on a weighted average basis in the Institutional Investor 1999 All-America poll.

   In October, the Company combined its on-line and full service individual securities businesses with the launch of ichoiceSM, an innovative service platform that enables investors to choose the financial relationship that best meets their needs. This platform leverages the Company's existing capabilities in full-service individual advisory and online brokerage to better serve individual investors. As part of the ichoice initiative, Discover Brokerage Direct Inc. was renamed Morgan Stanley Dean Witter Online Inc. and its services are available through an integrated website.

   The Company made important strides in Fiscal 1999 in the global expansion of its credit services and individual securities and asset management businesses. The Company launched the Morgan Stanley Dean Witter Card in the U.K., its first credit card issued outside the U.S. It also formed the International Private Client Group ("IPCG") to pursue global opportunities in retail securities and asset management. IPCG's strategic initiatives in Fiscal 1999 included: the acquisition of AB Asesores, the largest independent financial services firm in Spain; an alliance with Sanwa Bank to provide investment products and services to Japanese retail customers; and entering into an agreement to acquire a minority stake in Area S.p.A., a leading Italian independent financial advisory firm.

   Senior Company executives played a significant leadership role in the recent passage of the federal financial services reform legislation. During Fiscal 1999, senior Company executives continued to have extensive dialogue with regulators and the principal U.S. exchanges with the objective of restructuring domestic markets to ensure continuing liquidity, fair pricing and global competitiveness.

   The Company's overall financial performance was excellent in a generally favorable market environment characterized by periods of high volatility in the fixed income and equity markets. Net operating income of $4.8 billion was $1.7 billion more than Fiscal 1998, an increase of 57%, primarily due to results in the securities business. The Company achieved a record operating return on equity of 32.6%, an increase of 9.9% from Fiscal 1998, and well above the target range of 18-20% over a business cycle. The Company continued to generate substantial capital internally and repurchased approximately $2.4 billion of Common Stock while maintaining a strong financial position. The Company carries a double-A credit rating from five rating agencies, and Standard & Poor's placed its senior debt rating (A+) on Positive Outlook in 1999.

   We certified in accordance with Section 162(m) that the Company's financial results for Fiscal 1999 satisfied the performance criteria set in accordance with Section 162(m) for Fiscal 1999. After an analysis of the considerations set forth above, we awarded Total Rewards to the Senior Executives for Fiscal 1999 that were equal to or below the Total Rewards yielded by the application of the compensation formula contained in the performance criteria. We awarded incentive compensation to the Senior Officers, including the Senior Executives, partly in cash and partly in the form of long-term equity components (restricted stock units and options). We awarded an average of approximately 46.3% of each Senior Executive's Total Reward in long-term equity. The value we ascribed to restricted stock units was based on a 25% discount from the fair market value of the Common Stock in order to compensate for the vesting characteristics and the restrictions on disposition of the Common Stock corresponding to these units. Accordingly, the value we ascribed to these units differs from the amounts reported in the Summary Compensation Table under the column headed "Restricted Stock Awards" because the amounts contained in the Table are based on the price of Common Stock on the date of grant. We awarded stock options at a ratio of three (3) options per share of the Company's Common Stock (2.25:1 with a 25% discount to reflect the vesting and transfer restrictions on the Common Stock). The ratio is based upon the Company's historical practices and is competitive with the compensation practices of the Company's major competitors.

   CEO and President Compensation for Fiscal 1999. The CEO and the President each received the same salary in Fiscal 1999 as in Fiscal 1998. The base salary reflects their positions' duties and responsibilities and is based on the criteria described in this report. Based upon competitive data, we did not increase the salary of either the CEO or the President for Fiscal 1999. Year-end incentive compensation makes up a large percentage of their Total Reward. We kept all elements of the CEO's and the President's compensation equal.

   We determined the incentive compensation for Mr. Purcell and Mr. Mack in accordance with the policies described above relating to all Senior Executives based on substantially the same factors and Section 162(m) performance criteria as for the other Senior Executives. We approved equal annual incentive compensation for Mr. Purcell and Mr. Mack in an amount equal to or below the amounts of Total Reward yielded by the application of the compensation formula containing the performance criteria. Based on their individual and Company performance, we decided to award Mr. Purcell and Mr. Mack equal incentive compensation consisting of $12,112,500, 123,188 restricted stock units and options to acquire 277,172 shares of Common Stock (after adjustment to reflect the Company's stock split effective January 26, 2000), an increase of 52.5% from Fiscal 1998. The equity-based awards contain the terms and conditions discussed above in footnote 2 of the Summary Compensation Table found on page 10 and in footnote 1 of the Option Grant Table found on page 12. We note that 47.8% of such incentive compensation was equity-based and therefore subject to the vesting characteristics discussed previously. The value of such compensation, therefore, is at risk because it is tied to the Company's future performance. Such compensation reflects the leadership and management exhibited throughout the year as the Company recorded record financial results, gained market share in several of its key businesses and maintained its financial strength.

   Conclusion. We believe that attracting and retaining management and employees of high caliber is essential to maintaining a high-performing organization that creates long-term value for its stockholders. We also believe offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of executives and other key employees with those of stockholders. We believe that the Company's compensation program during Fiscal 1999 met these objectives.

Respectfully submitted,

Daniel B. Burke, Chair
Edward A. Brennan
Charles F. Knight
Allen E. Murray
Clarence B. Rogers, Jr.

Stock Performance Graph

   The following performance graph compares the cumulative total stockholder returns on the Company's Common Stock, the Standard & Poor's 500 Stock Index (S&P 500) and the Standard & Poor's Financial Index (S&P Financial) for the last five fiscal years of the Company. The graph assumes $100 invested on November 30, 1994 in the Company's Common Stock (NYSE ticker symbol MWD) and each of the indices, and reinvestment of dividends on the date of payment without commissions, and is rounded to the nearest whole dollar.

                           Cumulative Total Returns

                    November 30, 1994 to November 30, 1999

                          MWD           S&P 500          S&P Financial
                          ---           ------          -------------
   Nov. 94               100             100               100
   Nov. 95               147.71          136.93            153.85
   Nov. 96               201.1           175.06            216.21
   Nov. 97               322.42          223.09            299.57
   Nov. 98               418.03          278.2             411.74
   Nov. 99               731.53          336.33            521.02



Section 16(a) Beneficial Ownership Reporting Compliance

   The Company believes that, under the SEC's rules for reporting of securities transactions by directors and executive officers, all required reports have been timely filed.

Certain Transactions

   The Company and its subsidiaries extend, and in the ordinary course of its business during Fiscal 1999 the Company's subsidiaries extended, credit to certain directors, officers and employees of the Company, as well as to members of their immediate families, in connection with margin account loans, mortgage loans, credit cards, revolving lines of credit and other extensions of credit by the Company's subsidiaries. Such extensions of credit were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and they did not involve more than the normal risk of collectability or present other unfavorable features. To the extent that officers and employees of the Company's securities and asset management businesses (and members of their immediate families living in the same household) wish to purchase securities in brokerage transactions, they are ordinarily required to do so through MS&Co., DWR or MSDW Online, each of which may offer them discounts on its standard commission rate. MS&Co. and DWR also, from time to time and in the ordinary course of its business, enter into transactions involving the purchase or sale of securities from or to certain directors, officers and employees of the Company and members of their immediate families, as principal. Such purchases and sales of securities on a principal basis are effected at a discount from the dealer mark-up or mark-down, as the case may be, charged to non-affiliated third parties. Pursuant to stock repurchase authorizations in effect from time to time, the Company also may repurchase or acquire shares of Common Stock in the open market and in privately negotiated transactions, including transactions with directors, executive officers and employees. Such transactions are in the ordinary course of business and at prevailing market prices.

   The Company, from time to time, may also make advances to certain of its directors, officers and employees against commissions and other compensation that would otherwise be payable to them in the ordinary course of business and loans in connection with housing, relocation and other expenses. In some cases, the Company does not charge interest on such advances and loans.

   During Fiscal 1999, the Company and its subsidiaries engaged in transactions in the ordinary course of business with Alliance Capital Management Holding, LP, which is a beneficial owner of more than 5% of the outstanding shares of Common Stock, and certain of its affiliates. Such transactions were on substantially the same terms as those prevailing at the time for comparable transactions with unrelated third parties.

          ITEM 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Based on the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent auditors to examine the consolidated financial statements of the Company for the fiscal year ending November 30, 2000 and to perform other appropriate accounting services.

   A proposal will be presented at the Annual Meeting to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will be available to respond to appropriate questions and make statements if the representative so desires. If the stockholders do not ratify this appointment, the Board of Directors will reconsider the appointment.

   The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors.

      ITEM 3--APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

General

   The Board of Directors has declared advisable an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the aggregate number of authorized shares of Common Stock from 1,750,000,000 to 3,500,000,000 (the "Amendment") and has directed that the Amendment be submitted to the stockholders at the Annual Meeting.

   The Amended and Restated Certificate of Incorporation presently authorizes the issuance of 1,750,000,000 shares of Common Stock and 30,000,000 shares of Preferred Stock. The Amendment would increase the authorized number of shares of Common Stock to 3,500,000,000. No change is proposed in the number of authorized shares of Preferred Stock.

Proposed Amendment

   If the Amendment is approved, the text of the first sentence of Article IV of the Amended and Restated Certificate of Incorporation would read in its entirety as follows:

    The total number of shares of stock which the Corporation shall have the authority to issue is three billion five hundred thirty million (3,530,000,000), consisting of thirty million (30,000,000) shares of Preferred Stock, par value $0.01 per share (hereinafter referred to as "Preferred Stock"), and three billion five hundred million (3,500,000,000) shares of Common Stock, par value $0.01 per share (hereinafter referred to as "Common Stock").

General Effect of Proposed Amendment and Reasons for Approval

   Of the Company's 1,750,000,000 authorized shares of Common Stock, [   ]
were issued and outstanding as of February 8, 2000. At February 8, 2000, after taking into account the most recent stock split,

Common Stock underlying outstanding stock options and the reservation of Common Stock for issuance under the Company's equity-based compensation plans,
approximately    of the 1,750,000,000 shares authorized in the Amended and
Restated Certificate of Incorporation remain available for issuance. The Board of Directors believes the Amendment is advisable in order to maintain the Company's financing and capital-raising flexibility, to facilitate future stock splits, to have shares available for use in employee benefit plans and other corporate purposes, and to generally maintain the Company's flexibility in today's competitive, fast-changing environment. There are no present agreements, understandings or plans for the issuance of any of the additional shares that would be authorized by the Amendment.

   Adoption of the Amendment would enable the Board from time to time to issue additional shares of Common Stock for such purposes and such consideration as the Board may approve without further approval of the Company's stockholders, except as may be required by law or the rules of any national securities exchange on which the shares of Common Stock are at the time listed. As is true for shares presently authorized, Common Stock authorized by the Amendment may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.

   There are no preemptive rights with respect to Common Stock. The additional authorized shares of Common Stock would have the identical powers, preferences and rights as the shares now authorized. Under the Delaware law, stockholders will not have any dissenters' or appraisal rights in connection with the Amendment. If the Amendment is approved by the stockholders, it will become effective upon executing, acknowledging and filing a Certificate of Amendment required by the General Corporation Law of Delaware.

   The Board of Directors recommends a vote FOR the approval of the Amendment to the Company's Amended and Restated Certificate of Incorporation.

                         ITEM 4--STOCKHOLDER PROPOSALS

   In accordance with SEC rules, the Company has set forth below two (2) stockholder proposals and their supporting statements, for which the Board of Directors and the Company accept no responsibility. Each of these proposals is required to be voted upon at the Annual Meeting only if properly presented at the Annual Meeting by the stockholder proponent or the proponent's qualified representative. The proposals are set forth in turn, with the Board of Directors' recommendation immediately following each.

First Proposal

   Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Ave. NW, Suite 215, Washington, D.C. 20037, owner of 200 shares of Common Stock, has notified the Company that she intends to present the following proposal and related supporting statement at the Annual Meeting.

 Proposal

  "RESOLVED: "That the stockholders of Morgan Stanley Dean Witter recommend that the Board of Directors take the necessary steps to instate the election of directors ANNUALLY, instead of the stagger system which was adopted."

  REASONS:

    "The great majority of New York Stock Exchange listed corporations elect all their directors each year."

    "This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board."

    "Last year the owners of 362,692,554 shares, representing approximately 41.4% of shares voting, voted FOR this proposal."

    "If you AGREE, please mark your proxy FOR this resolution." "

 Directors' Recommendation

   THE BOARD OF DIRECTORS RECOMMENDS VOTING AGAINST THIS PROPOSAL.

   This proposal, which was submitted by this proponent at last year's annual meeting, was opposed by the Board and was defeated by stockholders by the vote of approximately 60% of the votes cast at last year's meeting.

   The Board of Directors opposes this proposal because it believes the Company's policy of electing directors for staggered, three-year terms ensures that a majority of directors will always be familiar with the Company's global, complex business. The proposal suggests that annual elections of all directors "to a certain extent" prevent the self-perpetuation of the Board and make directors more accountable. The Company's directors are already fully accountable to stockholders and annual elections of all directors are not necessary to prevent self-perpetuation of the Board.

   Staggered elections enable the directors to gain, over time, greater familiarity with the Company's business. This knowledge assists directors in fulfilling their duties to stockholders. Staggered terms also give new directors an opportunity to gain knowledge about the Company's business from continuing directors. If all directors were elected annually, a majority of directors could be replaced each year, resulting in directors unfamiliar with the Company. This could jeopardize long-term strategies and growth plans.

   It is the Board's responsibility to promote sustained, long-term returns to the Company's stockholders. The Board believes electing directors to three-year terms can also benefit stockholders if the Company faces a hostile, coercive takeover attempt. First, it can provide the Board with the time needed to evaluate any takeover proposal. Second, it encourages potential acquirers to negotiate with the Board and allows the Board time to review alternatives with a goal of maximizing stockholder value. Finally, it reduces an outsider's ability to effect a sudden change in the Company's directors without Board support. Electing directors for three-year terms does not, however, preclude a takeover offer.

   Electing directors to three-year terms does not reduce their accountability to stockholders. All directors have the same duties to stockholders regardless of their term. The directors' compensation program fosters accountability by aligning the directors' own interests with the interests of the stockholders. A substantial portion of all directors' compensation is equity-based, in the form of stock and options to acquire the Company's Common Stock. This long-term, equity-based compensation provides a continuing incentive to the directors to promote the Company's long-term success.

   Stockholder approval of this proposal would not result in annual elections of directors because it is only a recommendation. Annual elections of directors could only occur if the Board and then the stockholders, in a separate stockholder vote, approved an amendment to the Company's Amended and Restated Certificate of Incorporation.

   The Board of Directors recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless otherwise instructed.

Second Proposal

   Trillium Asset Management Corporation, on behalf of Ms. Sarah Mustin and Mr. Craig Stockwell, each of whom is a stockholder of the Company, has given notice of its intention to present the following proposal and related supporting statement at the Annual Meeting. Ms. Mustin and Mr. Stockwell own 300 and 350 shares of Common Stock, respectively. Their address is c/o Trillium Asset Management Corporation, 711 Atlantic Avenue, Boston, Massachusetts 02111-2809.

 Proposal

  "WHEREAS: In January 1997 and again in May 1999, Morgan Stanley Dean Witter underwrote bonds for the China Development Bank, whose second largest unfunded loan commitment, according to the bond prospectuses, was to the Three Gorges Development Corporation;

  Morgan Stanley Dean Witter owns a 35% stake in its joint venture, the China International Capital Corporation (CICC), and has transferred to CICC technology and expertise, including MSDW chief executives and key department heads;

  CICC is reportedly drawing up plans for a possible bond and/or stock issues for the Three Gorges Project Corporation and/or other entities related to the Three Gorges Dam;

  Despite being imprisoned for ten months for speaking out against the project, the Chinese journalist and author Dai Qing has compiled and published numerous essays and field reports from Chinese scientists and intellectuals that outline the irreversible economic and environmental impacts, technical problems, loss of cultural antiquities, and potential catastrophic failure of the Three Gorges Dam;

  In February 1995, Human Rights Watch reported how the Chinese government has planned to suppress dissent and forcibly relocate nearly two million people to make way for the Three Gorges Dam;

  In a memo dated September 1995, the US National Security Council advised the US Export-Import Bank not to finance contracts connected to the Three Gorges Dam because of environmental problems and human rights abuses connected to the project, and because it was "concerned about the project's financial strength."

  In March 1998, Chinese sociologist Wu Ming revealed significant corruption and falsification of resettlement figures as well as a lack of sufficient farmland, money or employment for the nearly two million people that must be moved to make way for the Three Gorges Dam, thus indicating that the Chinese government may well require military force to relocate the people;

  Amid tremendous economic and political upheaval in Asia, Standard & Poor's Rating Services, in July 1988 [sic], warned of a possible downgrade in China's credit worthiness if economic conditions worsen and social tensions increase;

  Even through indirect involvement in the Three Gorges Dam, Morgan Stanley Dean Witter risks exposing itself to negative publicity and possible boycotts of its consumer business, such as its brokerage services and the Discover Card;

  BankAmerica [sic] has pledged not to commit any direct lending to the Three Gorges Project and not to finance an entity whose primary business is construction of the Three Gorges project [sic];

  Over 100 financial institutions have endorsed the United Nations Environmental Program (UNEP) Statement by Banks on the Environment, which states that "we recognize that identifying and quantifying environmental risks should be part of the normal process of risk assessment and management, both in domestic and international operations."

  BE IT RESOLVED: the shareholders request the Board to issue a report to shareholders by October 2000, reviewing the underwriting criteria of Morgan Stanley Dean Witter with the view to incorporating and fully disclosing criteria related to a transaction's impact on the environment, human rights and risk to the company's reputation."

 Directors' Recommendation

   THE BOARD OF DIRECTORS RECOMMENDS VOTING AGAINST THIS PROPOSAL.

   This proposal was submitted by this proponent at last year's annual meeting, was opposed by the Board and was defeated by stockholders by the vote of approximately 95% of the votes cast at last year's meeting.

   As discussed in last year's Proxy Statement, the Board of Directors opposes this proposal because it could damage the Company's competitive position and interfere with its business without addressing the proponents' concerns.

   The proposal would require the Board to issue a report detailing the criteria the Company uses to evaluate its investment banking transactions. Whenever the Company reviews a transaction, the most important consideration is whether the transaction will create value for the Company and its stockholders. In determining this, the Company considers many complex factors, including the management, financial condition, industry, and prospects of the particular issuer. It also considers legal and regulatory issues, prevailing market conditions, customer demands and many other factors. All the factors the Company considers reflect the flexibility the Company needs to conduct its business. Limitations on this flexibility could damage the Company's ability to conduct its business. In addition, a report discussing the factors could damage the Company's competitive position and profitability, since its competitors do not disclose this information.

   The proposal's requirement to issue a report would not address the proponents' concerns. Based on their supporting statement, the proponents' primary concern is alleged abuses related to the Three Gorges Dam Project in China. However, the Company has not been directly involved in financing the Three Gorges Dam Project. In addition, the proposal would not require the Company to take any action regarding that project.

   The Company also believes the proposal's supporting statement is misleading because it suggests the Company controls China International Capital Corporation ("CICC"). The Company does not control CICC. CICC is an independent investment banking firm, based in the People's Republic of China. Although the Company owns a minority interest (35%) in CICC, the Company does not control CICC, does not control CICC's decisions on what business to pursue or accept and has no veto power over such decisions.

   The Board of Directors recommends a vote AGAINST this proposal. The proxy holders will vote all proxies received AGAINST this proposal unless otherwise instructed.

        SUBMITTING PROXIES AND VOTING INSTRUCTIONS BY PHONE OR INTERNET

   If you are a registered stockholder (you hold your stock in your own name), you may submit a proxy by touch-tone telephone or through the Internet. If you are a beneficial stockholder (you hold your stock through a nominee, such as a broker), your nominee can advise you whether you will be able to submit voting instructions by telephone or through the Internet. Some nominees participate in the telephone or Internet voting programs provided by ADP Investor Communication Services. Procedures to submit proxies or voting instructions by telephone or through the Internet are designed to authenticate stockholder identities, to allow stockholders to submit their proxies or voting instructions and to confirm that such proxies or voting instructions have been properly recorded. If you submit a proxy or voting instructions through the Internet, you may be required to bear associated costs, such as usage charges from Internet access providers and telephone companies.

   If you are a registered stockholder, you may submit your proxy by touch-tone telephone by calling 1-800-690-6903 in the United States and following the directions provided. You may also submit your proxy by following the directions provided at the following addresses on the World Wide Web: www.msdwt.com or www.proxyvote.com. Proxies must be received by the deadline set forth on the proxy card you receive. The Company has been advised by counsel that these procedures for the submission of proxies by telephone and through the Internet are consistent with the requirements of applicable law.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

   Proposals of stockholders intended to be presented at the 2001 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Secretary of the Company, 1585 Broadway, New York, New York 10036, not later than October 25, 2000 to be considered for inclusion in the Company's proxy materials for that meeting.

   A stockholder that intends to present business at the 2001 annual meeting other than pursuant to Rule 14a-8 must comply with the requirements set forth in the Company's Bylaws. To bring business before an annual meeting, the Company's Bylaws require, among other things, that the stockholder submit written notice thereof complying with the Bylaws to the Secretary of the Company not less than 90 days nor more than 120 days prior to the anniversary of the preceding year's annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 no sooner than December 7, 2000 and no later than January 6, 2001. If the notice is received before December 7, 2000 or after January 6, 2001, it will be considered untimely and the Company will not be required to present such proposal at the 2001 annual meeting.

                                 OTHER MATTERS

   On the date of this Proxy Statement, management did not know of any other matters to be brought before the Annual Meeting other than those described in this Proxy Statement. If any matters properly come before the Annual Meeting that are not specifically set forth on the proxy card and in this Proxy Statement, the persons appointed as proxies will vote thereon in accordance with their best judgment.

                            ADDITIONAL INFORMATION

   The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 1999, including the financial statements and schedules thereto. Requests for copies should be directed to the Company's Office of Investor Relations, 1221 Avenue of the Americas, 33rd Floor, New York, New York 10020 (Telephone 800-733-2307).

                        MORGAN STANLEY DEAN WITTER & CO.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS, APRIL 6, 2000

     The undersigned hereby appoints Donald G. Kempf, Jr., Robert G. Scott and Ronald T. Carman, and each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of the Company which the undersigned is entitled in any capacity to vote if personally present at the 2000 Annual Meeting of Stockholders to be held on April 6, 2000 at 9:00 A.M., local time, at the offices of Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, and at any adjournments or postponements thereof, in accordance with the instructions set forth in this Proxy and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting, and upon such other business as may properly come before the Annual Meeting.


           PLEASE FOLLOW THE INSTRUCTIONS ON THE BACK OF THIS CARD TO
         GRANT YOUR PROXY BY PHONE OR BY INTERNET, OR RETURN THIS PROXY
          CARD IN THE ACCOMPANYING ENVELOPE AFTER SIGNING AND DATING IT
                               ON THE OTHER SIDE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

YOU MAY GRANT A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
-----------------------------------------------------------
(See enclosed insert for further instructions)

TO GRANT A PROXY BY PHONE, call Toll-Free in the U.S.: 1-800-690-6903
------------------------------------------------------------------------

TO GRANT A PROXY BY INTERNET, visit the Website(s): WWW.MSDWT.COM or
-----------------------------------------------------------------------
WWW.PROXYVOTE.COM
-----------------

OR

PLEASE MARK VOTES AS
IN THE EXAMPLE USING
BLACK OR BLUE INK           [ X ]


THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS AS SET FORTH BELOW:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
                                         -----

                                                                        FOR ALL
                                                    FOR      WITHHOLD    EXCEPT

1.   To elect as directors all nominees listed     [   ]       [   ]     [   ]
     (except as marked to the contrary
     below):

01 Philip J. Purcell  02 John J. Mack  03 C. Robert Kidder  04 Michael A. Miles

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                    FOR      AGAINST     ABSTAIN

2.   To ratify the appointment of Deloitte &       [   ]       [   ]     [   ]
     Touche LLP as the Company's independent
     auditors for the fiscal year ending
     November 30, 2000.
                                                    FOR      AGAINST     ABSTAIN

3.   To approve an amendment to the Company's      [   ]       [   ]     [   ]
     Amended and Restated Certificate of
     Incorporation to increase the number of
     authorized shares of common stock from
     1,750,000,000 shares to 3,500,000,000 shares.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" STOCKHOLDER PROPOSALS 4 AND
                                          -------
5.
                                                    FOR      AGAINST     ABSTAIN

4.   Stockholder proposal to declassify the        [   ]       [   ]     [   ]
     Board of Directors.

                                                    FOR      AGAINST     ABSTAIN

5.   Stockholder proposal to issue a report        [   ]       [   ]     [   ]
     by October 2000 reviewing the Company's
     underwriting criteria with the view to
     incorporating and fully disclosing
     criteria related to a transaction's
     impact on the environment, human rights
     and the Company's reputation.

Please sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

Please make sure to sign and date
this card.                                             Dated _____________, 2000


---------------------------------           ------------------------------------
            Signature                            Co-Owner (if any) Signature


--------------------------------------------------------------------------------
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINES


                        MORGAN STANLEY DEAN WITTER & CO.


--------------------------------------------------------------------------------

                                    IMPORTANT
          USE ONE OF THREE EASY WAYS TO ENSURE RECEIPT OF YOUR PROXY NO
                     LATER THAN 5:00 P.M. ON APRIL 5, 2000

1. BY INTERNET. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR GO DIRECTLY TO WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT
     -------------                   -----------------
     CONTROL NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE SIMPLE
     INSTRUCTIONS.

2. BY TELEPHONE. IN THE U.S. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

3. BY MAIL. PLEASE DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


--------------------------------------------------------------------------------

                        MORGAN STANLEY DEAN WITTER & CO.

                      2000 VOTING INSTRUCTION FORM ("VIF")

     Morgan Stanley Dean Witter Trust FSB, as custodian (the "Custodian") for certain shares beneficially owned by the undersigned, is hereby directed to vote, as indicated on the reverse side of this VIF, in person or by proxy, all of the undersigned's shares of common stock of Morgan Stanley Dean Witter & Co. (the "Company") in the undersigned's account with the Custodian, not subject to any voting agreement, at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on April 6, 2000 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Company's Notice of Annual Meeting of Stockholders dated February [ ], 2000 and the accompanying Proxy Statement and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting, and upon such other business as may properly come before the Annual Meeting. The undersigned understands that this VIF or the telephone or Internet voting instructions, properly completed, must be received not later than 5:00 P.M. on April 5, 2000 or the Custodian will not vote the stock.

        PLEASE FOLLOW THE INSTRUCTIONS ON THE BACK OF THIS CARD TO DIRECT
           YOUR VOTE BY PHONE OR BY INTERNET, OR RETURN THIS VIF AFTER
                    SIGNING AND DATING IT ON THE OTHER SIDE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

YOU MAY DIRECT YOUR VOTE BY TOUCH-TONE PHONE OR BY INTERNET
-----------------------------------------------------------
(See enclosed insert for further instructions)

TO DIRECT YOUR VOTE BY PHONE, call Toll-Free in the U.S.: 1-800-690-6903
------------------------------------------------------------------------

TO DIRECT YOUR VOTE BY INTERNET, visit the Website(s): WWW.MSDWT.COM or
-----------------------------------------------------------------------
WWW.PROXYVOTE.COM
-----------------

OR

PLEASE MARK VOTES AS
IN THE EXAMPLE USING
BLACK OR BLUE INK           [ X ]


THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.
 ---

                                                                        FOR ALL
                                                    FOR      WITHHOLD    EXCEPT

1.   To elect as directors all nominees listed     [   ]       [   ]     [   ]
     (except as marked to the contrary
     below):

01 Philip J. Purcell  02 John J. Mack  03 C. Robert Kidder  04 Michael A. Miles

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                    FOR      AGAINST     ABSTAIN

2.   To ratify the appointment of Deloitte &       [   ]       [   ]     [   ]
     Touche LLP as the Company's independent
     auditors for the fiscal year ending
     November 30, 2000.
                                                    FOR      AGAINST     ABSTAIN

3.   To approve an amendment to the Company's      [   ]       [   ]     [   ]
     Amended and Restated Certificate of
     Incorporation to increase the number of
     authorized shares of common stock from
     1,750,000,000 shares to 3,500,000,000 shares.


THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" STOCKHOLDER PROPOSALS 4 AND 5.
 -------
                                                    FOR      AGAINST     ABSTAIN

4.   Stockholder proposal to declassify the        [   ]       [   ]     [   ]
     Board of Directors.

                                                    FOR      AGAINST     ABSTAIN

5.   Stockholder proposal to issue a report        [   ]       [   ]     [   ]
     by October 2000 reviewing the Company's
     underwriting criteria with the view to
     incorporating and fully disclosing
     criteria related to a transaction's
     impact on the environment, human rights
     and the Company's reputation.

Please sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

Please make sure to sign and date
this card.                                             Dated _____________, 2000


---------------------------------           ------------------------------------
            Signature                            Co-Owner (if any) Signature


--------------------------------------------------------------------------------
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINES


                        MORGAN STANLEY DEAN WITTER & CO.

--------------------------------------------------------------------------------

                                    IMPORTANT

        USE ONE OF THREE EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTIONS TO
            ENSURE RECEIPT NO LATER THAN 5:00 P.M. ON APRIL 5, 2000

1. BY INTERNET. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR GO DIRECTLY TO WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT
     -------------                   -----------------
     CONTROL NUMBER LOCATED ON YOUR VIF AND FOLLOW THE SIMPLE INSTRUCTIONS.

2. BY TELEPHONE. IN THE U.S. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VIF AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

3. BY MAIL. PLEASE DATE, SIGN AND RETURN YOUR VIF IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


--------------------------------------------------------------------------------

PROXY/VOTING DIRECTIVE


                        MORGAN STANLEY DEAN WITTER & CO.
  THIS PROXY/VOTING DIRECTIVE IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     AND RELATES TO THE 2000 ANNUAL MEETING OF STOCKHOLDERS, APRIL 6, 2000

     For purposes of a preliminary vote and in accordance with and pursuant to
(i) Article IV, Section 4.1 of the Stockholders' Agreement dated as of February 14, 1986, as amended, among Morgan Stanley Dean Witter & Co. (as successor to Morgan Stanley Group Inc.), a Delaware corporation (the "Company"), and the persons listed on Appendix A thereto and/or (ii) certain agreements entered into between the Company and certain former general partners of Miller Anderson & Sherrerd, LLP and/or (iii) certain agreements entered into between the Company and certain officers of Van Kampen Investments Inc. and/or (iv) Appendix A to the Company's 1986 Stock Option Plan, as amended, and/or (v) Appendix A to the Company's Performance Unit Plan, as amended, and/or (vi) Appendix A to the award agreements or certificates entered into pursuant to the Company's 1988 Equity Incentive Compensation Plan, as amended (the "1988 EICP") and/or (vii) Appendix A to the award agreements or certificates entered into pursuant to the Company's 1995 Equity Incentive Compensation Plan, as amended (the "1995 EICP") and/or
(viii) Exhibit B to the Trust Agreement (the "Trust Agreement") dated as of March 5, 1991, as amended, between the Company and State Street Bank and Trust Company, as trustee (collectively, the "Voting Agreements"), the undersigned, being subject to voting restrictions in one or more of such Voting Agreements, does hereby (A) vote the shares of common stock of the Company held by the undersigned which have been issued pursuant to, or are subject to, one or more of the Voting Agreements (other than the number of such shares that corresponds to the number of stock units awarded to the undersigned under the 1988 EICP and the 1995 EICP (the "Trust Shares") and are held by the trustee referred to above (the "Trustee")) in accordance with any instructions on the reverse side, and
(B) instruct the Trustee to vote the Trust Shares in the preliminary vote in accordance with any instructions on the reverse side.
     With respect to shares of common stock (other than Trust Shares) of the Company held by the undersigned which have been issued pursuant to, or are subject to, one or more of the Voting Agreements (other than the Trust Agreement), the undersigned hereby appoints Donald G. Kempf, Jr., Robert G. Scott and Ronald T. Carman, and each of them, attorneys and proxies of the undersigned, with full power of substitution, to vote the number of such shares of common stock of the Company which shares the undersigned has the power to vote at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, April 6, 2000 at 9:00 A.M., local time, at the offices of Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, and at any adjournments or postponements thereof, in accordance with the results of the preliminary vote referred to above, irrespective of the instructions on the reverse side, and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting, and upon such other business as may properly come before the Annual Meeting.
     I hereby agree that all power and authority hereby conferred is coupled with an interest and is irrevocable and, to the extent not prohibited by law, shall not be terminated by any act of the undersigned or by operation of law or by the occurrence of any event whatsoever, including, without limitation, the death, incapacity, dissolution, liquidation, termination, bankruptcy, dissolution of marital relationship or insolvency of the undersigned or any similar event. If, after the execution of this document, any such event shall occur before the completion of the actions contemplated hereby, the above-designated attorneys and Trustee are nevertheless authorized and directed to complete all of such actions to the extent required by the Voting Agreements.
     In the event that the undersigned has executed this document, but has not indicated his or her vote on any of the proposals on the reverse, the number of his or her shares (other than Trust Shares) subject to the Voting Agreements or held on his or her behalf will be voted in accordance with the Board of Directors' recommendations as to each proposal, as indicated on the reverse side of this card, for purposes of the preliminary vote among employee stockholders of the Company who are subject to one or more Voting Agreements.

--------------------------------------------------------------------------------

YOU MAY DIRECT YOUR VOTE/GRANT BY TOUCH-TONE PHONE OR BY INTERNET
-----------------------------------------------------------------
(See enclosed insert for further instructions)

TO DIRECT YOUR VOTE/GRANT BY PHONE, call Toll-Free in the U.S.: 1-800-690-6903
------------------------------------------------------------------------------

TO DIRECT YOUR VOTE/GRANT BY INTERNET, visit the Website(s): WWW.MSDWT.COM or
-----------------------------------------------------------------------------
WWW.PROXYVOTE.COM
-----------------

OR

PLEASE MARK VOTES AS
IN THE EXAMPLE USING
BLACK OR BLUE INK           [ X ]

THIS PROXY/VOTING DIRECTIVE CARD WILL BE VOTED AS DIRECTED IN THE PRELIMINARY VOTE. IF THIS PROXY/VOTING DIRECTIVE CARD IS SIGNED AND RETURNED, BUT NO DIRECTION IS MADE, SHARES OF COMMON STOCK (OTHER THAN THE TRUST SHARES) WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS AS SET FORTH BELOW:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" PROPOSALS 1, 2 AND 3.
 ---                                                                    FOR ALL
                                                    FOR      WITHHOLD    EXCEPT

1.   To elect as directors all nominees listed     [   ]       [   ]     [   ]
     (except as marked to the contrary
     below):

01 Philip J. Purcell  02 John J. Mack  03 C. Robert Kidder  04 Michael A. Miles

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                    FOR      AGAINST     ABSTAIN

2.   To ratify the appointment of Deloitte &       [   ]       [   ]     [   ]
     Touche LLP as the Company's independent
     auditors for the fiscal year ending
     November 30, 2000.
                                                    FOR      AGAINST     ABSTAIN

3.   To approve an amendment to the Company's      [   ]       [   ]     [   ]
     Amended and Restated Certificate of
     Incorporation to increase the number of
     authorized shares of common stock from
     1,750,000,000 shares to 3,500,000,000 shares.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"AGAINST" STOCKHOLDER PROPOSALS 4 AND 5.
 -------
                                                    FOR      AGAINST     ABSTAIN

4.   Stockholder proposal to declassify the        [   ]       [   ]     [   ]
     Board of Directors.

                                                    FOR      AGAINST     ABSTAIN

5.   Stockholder proposal to issue a report        [   ]       [   ]     [   ]
     by October 2000 reviewing the Company's
     underwriting criteria with the view to
     incorporating and fully disclosing
     criteria related to a transaction's
     impact on the environment, human rights
     and the Company's reputation.

Please sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

Please make sure to sign and date
this card.                                             Dated _____________, 2000


---------------------------------           ------------------------------------
            Signature                            Co-Owner (if any) Signature


--------------------------------------------------------------------------------
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINES


                        MORGAN STANLEY DEAN WITTER & CO.


--------------------------------------------------------------------------------

                                   IMPORTANT

         USE ONE OF THREE EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTIONS
          TO ENSURE RECEIPT NO LATER THAN 5:00 P.M. ON MARCH 17, 2000

1. BY INTERNET. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR GO DIRECTLY TO WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT
     -------------                   -----------------
     CONTROL NUMBER LOCATED ON YOUR PROXY/VOTING DIRECTIVE CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

2. BY TELEPHONE. IN THE U.S. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR PROXY/VOTING DIRECTIVE CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

3. BY MAIL. PLEASE DATE, SIGN AND RETURN YOUR PROXY/VOTING DIRECTIVE CARD IN YOUR ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

                        MORGAN STANLEY DEAN WITTER & CO.
     2000 VOTING INSTRUCTION FORM ("VIF") FOR MORGAN STANLEY DEAN WITTER &
                         CO. BENEFIT PLAN PARTICIPANTS

The undersigned hereby directs the following to vote, as indicated on the reverse side of this VIF, in person or by proxy, all of the shares of common stock of Morgan Stanley Dean Witter & Co. (the "Company"), in the undersigned's plan account(s) with any of the following at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on April 6, 2000 at 9:00 A.M., local time, and at any and all adjournments or postponements thereof, upon the proposals listed on the reverse side of this VIF and more fully described in the Company's Notice of Annual Meeting of Stockholders dated February [ ], 2000 and the accompanying Proxy Statement and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting, and upon such other business as may properly come before the Annual Meeting.

o Morgan Stanley Dean Witter Trust FSB, as custodian (the "Custodian") under the (i) Dean Witter Reynolds Inc. Financial Advisor Productivity Compensation Plan, (ii) Dean Witter Reynolds Inc. Branch Manager Compensation Plan, and/or (iii) Morgan Stanley Dean Witter & Co. Employee Stock Purchase Plan. The undersigned understands that the Custodian will not vote or grant proxies with respect to the shares in my account if I do not sign, date and return this VIF. The undersigned also understands that, if I sign, date and return this VIF, the Custodian or its proxy intends to vote in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the Annual Meeting.

o Mellon Bank, N.A., as trustee (the "START Trustee") under the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow). The undersigned understands that (A) unless otherwise required by law, the START Trustee intends to vote or grant proxies with respect to all undirected shares held under the plan in the same proportion as the shares of all plan participants of the Dean Witter START Plan who have timely delivered properly executed voting instructions, (B) the START Trustee or its proxy will vote in its discretion on all other matters that may properly come before the Annual Meeting and (C) the START Trustee will hold my voting instructions in the strictest confidence.

o The Northern Trust Company, as trustee (the "ESOP Trustee") under the Morgan Stanley Dean Witter & Co. and Subsidiaries Employee Stock Ownership Plan (the "ESOP Plan"). The undersigned understands that, subject to the terms of its trust agreement, the ESOP Trustee will not vote or grant proxies with respect to any shares for which no instruction is received. The undersigned further understands that the ESOP Trustee intends to vote or grant proxies with respect to all unallocated shares held under the ESOP Plan in the same proportion as the shares of all ESOP Plan participants who have timely delivered properly executed voting instructions (with neither an abstention nor noninstruction being deemed a voting instruction to the ESOP Trustee for this purpose), unless otherwise required by law.

o State Street Bank and Trust Company, as trustee (the "Award Trustee") under the Trust Agreement dated as of April 1, 1994, as amended, in connection with the Company's 1988 Equity Incentive Compensation Plan, as amended, the Company's 1995 Equity Incentive Compensation Plan, as amended, and the Company's Employees' Equity Accumulation Plan, as amended. The undersigned understands that, subject to the terms of its trust agreement, the Award Trustee will not vote or grant proxies with respect to any shares for which no instruction is received.

The undersigned further understands that this VIF or the telephone or Internet voting instructions, properly completed, must be received no later that 5:00 P.M. on April 3, 2000 for my shares to be voted in accordance with my instructions.

 PLEASE FOLLOW THE INSTRUCTIONS ON THE BACK OF THIS CARD TO DIRECT YOUR VOTE BY
  PHONE OR BY INTERNET, OR RETURN THIS VIF AFTER SIGNING AND DATING IT ON THE
       OTHER SIDE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

YOU MAY DIRECT YOUR VOTE BY TOUCH-TONE PHONE OR BY INTERNET
-----------------------------------------------------------
(See enclosed insert for further instructions)

TO DIRECT YOUR VOTE BY PHONE, call Toll-Free in the U.S.: 1-800-690-6903
------------------------------------------------------------------------

TO DIRECT YOUR VOTE BY INTERNET, visit the Website(s): WWW.MSDWT.COM or
-----------------------------------------------------------------------
WWW.PROXYVOTE.COM
-----------------

OR

PLEASE MARK VOTES AS
IN THE EXAMPLE USING
BLACK OR BLUE INK           [ X ]

THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" PROPOSALS 1, 2 AND 3.
 ---
                                                                        FOR ALL
                                                    FOR      WITHHOLD    EXCEPT

1.   To elect as directors all nominees listed     [   ]       [   ]     [   ]
     (except as marked to the contrary
     below):

01 Philip J. Purcell  02 John J. Mack  03 C. Robert Kidder  04 Michael A. Miles

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                    FOR      AGAINST     ABSTAIN

2.   To ratify the appointment of Deloitte &       [   ]       [   ]     [   ]
     Touche LLP as the Company's independent
     auditors for the fiscal year ending
     November 30, 2000.
                                                    FOR      AGAINST     ABSTAIN

3.   To approve an amendment to the Company's      [   ]       [   ]     [   ]
     Amended and Restated Certificate of
     Incorporation to increase the number of
     authorized shares of common stock from
     1,750,000,000 shares to 3,500,000,000 shares.


THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" STOCKHOLDER PROPOSALS 4 AND 5.
 -------
                                                    FOR      AGAINST     ABSTAIN

4.   Stockholder proposal to declassify the        [   ]       [   ]     [   ]
     Board of Directors.

                                                    FOR      AGAINST     ABSTAIN

5.   Stockholder proposal to issue a report        [   ]       [   ]     [   ]
     by October 2000 reviewing the Company's
     underwriting criteria with the view to
     incorporating and fully disclosing
     criteria related to a transaction's
     impact on the environment, human rights
     and the Company's reputation.

Please sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer may sign on behalf of a corporation and should indicate the name of the corporation and his or her capacity.

Please make sure to sign and date
this card.                                             Dated _____________, 2000


---------------------------------           ------------------------------------
            Signature                            Co-Owner (if any) Signature


--------------------------------------------------------------------------------
                PLEASE DETACH AT PERFORATION ALONG DOTTED LINES



                        MORGAN STANLEY DEAN WITTER & CO.


--------------------------------------------------------------------------------

                                    IMPORTANT

    USE ONE OF THREE EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTIONS TO ENSURE
                RECEIPT NO LATER THAN 5:00 P.M. ON APRIL 3, 2000

1. BY INTERNET. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR GO DIRECTLY TO WWW.PROXYVOTE.COM. ENTER YOUR 12-DIGIT
     -------------                   -----------------
     CONTROL NUMBER LOCATED ON YOUR VIF AND FOLLOW THE SIMPLE INSTRUCTIONS.

2. BY TELEPHONE. IN THE U.S. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON YOUR VIF AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

3. BY MAIL. PLEASE DATE, SIGN AND RETURN YOUR VIF IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       MORGAN STANLEY DEAN WITTER & CO.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS, APRIL 6, 2000


     The undersigned hereby appoints Donald G. Kempf, Jr., Robert G. Scott and Ronald T. Carman, and each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of the Company which the undersigned is entitled in any capacity to vote if personally present at the 2000 Annual Meeting of Stockholders to be held on April 6, 2000 at 9:00 A.M., local time, at the offices of Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, and at any adjournments or postponements thereof, in accordance with the instructions set forth in this Proxy and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the Annual Meeting, and upon such other business as may properly come before the Annual Meeting.

       PLEASE RETURN THIS PROXY CARD IN THE ACCOMPANYING ENVELOPE AFTER
                   SIGNING AND DATING IT ON THE OTHER SIDE.
            NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        PLEASE MARK VOTES AS
                        IN THE EXAMPLE USING
                        BLACK OR BLUE INK     [X]


THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS AS SET FORTH BELOW:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST"
                                          ---                                                                              -------
PROPOSALS 1, 2 AND 3.                                              FOR ALL       STOCKHOLDER PROPOSALS 4 AND 5.
                                                     FOR  WITHHOLD  EXCEPT                                    FOR  AGAINST   ABSTAIN
1.  To elect as directors all nominees listed (except                            4.  Stockholder proposal to [_]    [_]      [_]
    as marked to the contrary below):                [_]    [_]     [_]              declassify the Board of
                                                                                     Directors.
    01 Philip J. Purcell  02 John J. Mack  03 C. Robert Kidder  04 Michael A.
    Miles                                                                                                    FOR  AGAINST   ABSTAIN

    INSTRUCTION: To withhold authority to vote for any individual nominee,       5.  Stockholder proposal to [_]    [_]      [_]
    mark "For All Except" box and strike a line through the nominee's name.          issue a report by October
                                                                                     2000 reviewing the
                                                     FOR  AGAINST  ABSTAIN           Company's underwriting
2.  To ratify the appointment of Deloitte & Touche                                   criteria with the view to
    LLP as the Company's independent auditors for    [_]    [_]     [_]              incorporating and fully
    the fiscal year ending November 30, 2000.                                        disclosing criteria related
                                                                                     to a transaction's impact on
                                                     FOR  AGAINST  ABSTAIN           the environment, human
3.  To approve an amendment to the Company's                                         rights and the Company's
    Amended and Restated Certificate of              [_]    [_]     [_]              reputation.
    Incorporation to increase the number of
    authorized shares of common stock from
    1,750,000,000 shares to 3,500,000,000
    shares.
                                                                                 Please sign exactly as imprinted (do not print).
                                                                                 Executors, administrators, trustees, guardians and
                                                                                 others signing in a representative capacity should
                                                                                 indicate the capacity in which they sign. An
                                                                                 authorized officer may sign on behalf of a
                                                                                 corporation and should indicate the name of the
                                                                                 corporation and his or her capacity.

                                                                                 Please make sure to sign
                                                                                 and date this card.       Dated___________, 2000

                                                                                 _____________________  ____________________________
                                                                                       Signature         Co-Owner (if any) Signature

------------------------------------------------------------------------------------------------------------------------------------

                PLEASE DETACH AT PERFORATION ALONG DOTTED LINES



                       MORGAN STANLEY DEAN WITTER & CO.


   ---------------------------------------------------------------------------

                                   IMPORTANT

   PLEASE DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT IT IS RECEIVED NO LATER THAN 5:00 P.M. ON APRIL 5, 2000.


   ---------------------------------------------------------------------------